Meeder
  Advisor Funds

  Tactical Asset Allocation Fund

  Core Equity Fund

  Utility Growth Fund

  International Equity Fund

                            2002 Semi-Annual Report

                            June 30, 2002

                                   [GRAPHIC]

                                  Meeder
                                    Advisor Funds

                                    6000 Memorial Drive, Dublin Ohio, 43017

                                    Call Toll Free 600-494-3539

                                    Local 614-766-7074 Fax 614-766-6669

                                    Distributed by Adviser Dealer Services, Inc.

Meeder                      2002 Semi-Annual Report
  Advisor Funds             Table of Contents




                            Semi-Annual Market Commentary ..............1
                            Tactical Asset Allocation Fund .............4
                            Core Equity Fund ...........................5
                            Utility Growth Fund ........................6
                            International Equity Fund ..................7
                            Portfolio Holdings & Financial Statements ..8

Meeder
   Advisor Funds

--------------------------------------------------------------------------------
Since March 2000, the financial markets have tested the investment plans of many individual investors... Now it appears we are in the midst of a test of faith.
--------------------------------------------------------------------------------

Semi-Annual Market Commentary

Are we near the end?

 This is a question many people have been asking lately, as evidenced by a recent Time magazine cover story titled "The Apocalypse: Why More Americans Are Reading and Talking about the End of the World." For certain, much of this pervasive doom and gloom can be attributed to the terrorist attacks on America -- those that have occurred and those that have been threatened to occur. But this is not the first time that Armageddon has been a front-page topic on newsstands. In fact, it wasn't so long ago that the threat of a nuclear war cast an ominous shadow over our country. During that time, we faced our fair share of adversity but remained a prosperous and productive nation. Once the shadow lifted with the downfall of communism, we enjoyed a long period of robust growth. We have faced dark days before and have prevailed to achieve a brighter future. There is no reason to believe we will not prevail through this challenging period as well.

 Investors, too, have been looking for the end, but one that looks more like the bottom of the stock market slide that has been going on now for much of the last two years. Since March 2000, the financial markets have tested the investment plans of many individual investors, along with their patience, willpower, stamina, psyche, and tolerance for pain. Now it appears we are in the midst of a test of faith. Confidence in corporate America has sunk to a historic low, thanks to the apparent misdeeds of a few top executives at Enron, WorldCom, and other concerns. Unfortunately, many genuine, well-run, and profitable companies were caught in the downdrafts of these corporate collapses. The lack of investor confidence in corporate accounting and reporting tainted the stock market across the board in the first half of 2002, as the S&P 500 Index declined 13% and the Nasdaq Composite Index fell nearly 25%.

Equity Market Overview

 Few areas of the stock market were spared from the fallout of declining values in the first six months of 2002, although the mid- and small-cap indices and value stocks tended to suffer less damage than the large-cap indices and growth stocks. To start, the Dow Jones Industrial Average declined nearly 7% for the six months ended June 30, 2002, but did outperform the S&P 500 and Nasdaq Composite indices during the period. Large-cap technology, however, experienced wider losses as the Nasdaq 100 Index (representing the largest 100 companies in the terms of market capitalization traded on the tech-heavy Nasdaq exchange) suffered a 28% decline. Both the S&P 500 and Nasdaq Composite indices tested their September 21 lows near the end of the 2nd Quarter. At the halfway point

                                                             Continued on Page 2


2002 Semi-Annual Report|June 30, 2002

Meeder
  Advisor Funds

-------------------------------------------------------------------------------
Small- and mid-cap stocks tended to outperform their large-cap counterparts and extend their current trend of strength relative to the broad stock market.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Some of the best relative returns in the stock market... were found overseas, as the MSCI EAFE Index... declined just over 1.5% in the six-month period ended June 30, 2002.
-------------------------------------------------------------------------------

Semi-Annual Market Commentary

Continued from Page 1

in the year, both indices were holding above their respective support levels but were poised to fall below them in the weeks to come.

 Small- and mid-cap stocks tended to outperform their large-cap counterparts and extend their current trend of strength relative to the broad stock market, although they too lost some ground in the six-month period. The small-cap Russell 2000 Index fell more than 4% in the first half of the year while the mid-cap S&P 400 Index declined over 3%. Of greater significance, both indices remained well above their September 21 lows as of June 30, with a 15% return over this time period.

 Part of the reason why small- and mid-cap stocks have held up well while large-cap stocks have declined is that these stocks did not appreciate as much as their large-cap brethren during the euphoric years of the late 90's. Therefore, many of them had less room to fall when the bubble burst, if they fell at all. Moreover, many smaller companies had maintained relatively low profiles throughout the years of the technology boom and were not pressured to produce or manufacture earnings to meet investors' grandiose expectations. Because of their size, many smaller companies actually get less leeway to practice creative accounting, and their balance sheets tend to receive greater scrutiny than those of many larger companies. That is why there have been fewer accounting bombshells from the small-cap arena, and less damage done to the small-cap indices.

 Value stocks remained in style with investors as the S&P Barra Value Index returned -9.47% for the six months ended June 30, outperforming its growth counterpart by more than seven percentage points. The outperformance of value over growth was even more significant among mid- and small-cap stocks. The S&P Barra Mid-Cap Value Index actually gained 3.47% in the first half of the year, compared with a loss of 10.01% for the mid-cap growth index over the same period. Among small-cap indices, the Russell 2000 Value Index returned a positive 7.26%, strongly outperforming the -17.35% return of the Russell 2000 Growth Index for the first half of 2002. Some of the best relative returns in the stock market, however, were found overseas, as the MSCI EAFE Index of developed international equity markets declined just over 1.5% in the six-month period ended June 30, 2002. Economic recovery in Asia and rising currency values versus the U.S. dollar allowed the global equity index to contain losses relative to the U.S. stock market.


2
                                         2002 Semi-Annual Report | June 30, 2002

Meeder
  Advisor Funds

Second-Half Outlook

 A strong housing market and sustained consumer spending has kept the U.S. economy afloat during last year's recession and this year's recovery. As we head into the second half of 2002, there are more signs that economic recovery still appears to be on track. Although unemployment remains high, reported at 5.8% in May, the job market showed signs of improvement with gains in non-farm payrolls in April and May. Moreover, near the close of the quarter, the gross domestic product rate for the 1st Quarter was revised upward to 6.1% -- perhaps an unsustainable rate but an encouraging sign that business activity and corporate profits are on the road to a solid recovery.

 While this current test of faith is unsettling to many investors, we believe that this crisis of confidence will be resolved in due course. Perhaps just as the bursting of the Internet stock bubble wiped out many companies who did not deserve corporate letterhead much less a Nasdaq listing, these questions of corporate credibility and ethics may put necessary pressure on the weaker players in the market to reform and right their ships. It may also lead to the adoption of tighter accounting and reporting standards and a higher code of conduct on behalf of corporate executives. Whenever this period in our financial history is finally behind us, the winners should emerge much stronger than they were at the start of the downturn. And by sticking with sound investment disciplines throughout this period, so too should investors.

2002 Semi-Annual Report | June 30, 2002
                                                                               3

Meeder
  Advisor Funds

Tactical Asset Allocation Fund

-------------------------------------------------------------------------------------------------------------------------
Performance Perspective

Period & Average Annual Total Returns                          3        Year          1        5                  Since
as of June 30, 2002                                       Months      to-Date      Year    years               Inception
-------------------------------------------------------------------------------------------------------------------------
Tactical Asset Allocation Fund A Shares
(Before sales charges)                                     -6.17%      -3.65%       -8.42%     1.49%             4.51%/1/
-------------------------------------------------------------------------------------------------------------------------
Tactical Asset Allocation Fund A Shares (After sales      -11.52%      -9.18%      -13.69%     0.29%             3.47%/1/
charges/4/)
-------------------------------------------------------------------------------------------------------------------------
Tactical Asset Allocation Fund C Shares (Before sales      -6.28%      -3.81%       -8.71%     1.24%            5.55%/1/
charges)
-------------------------------------------------------------------------------------------------------------------------
Tactical Asset Allocation Fund C Shares
(After sales charges/5/)                                   -7.69%      -5.25%      -10.00%     1.24%            5.55%/1/
-------------------------------------------------------------------------------------------------------------------------
Average Asset Allocation Fund                              -6.09%      -5.64%       -7.46%     3.80%    7.62%/2/6.87%/3/
-------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                             -13.39%     -13.15%      -17.98%     3.66%   10.88%/2/9.24%/3/
-------------------------------------------------------------------------------------------------------------------------
Nasdaq Composite Index                                    -20.71%     -24.98%      -32.28%     0.29%    7.71%/2/5.26%/3/
-------------------------------------------------------------------------------------------------------------------------

/1/Inception Date: Class A Shares 8/1/96. Inception Date: Class C Shares 6/1/95. /2/ Average annual total return from 6/1/95 to 6/30/02./3/ Average annual total return from 8/1/96 to 6/30/02./4/ Reflects the deduction of 5.75% sales charges. /5/Reflects the deduction of contingent deferred sales charges as follows: 1.50% if redeemed within 18 months of purchase; 0.75% if redeemed after 18 but within 24 months from date of purchase; 0.00% thereafter.

Source for index and average fund data: Morningstar Inc.

--------------------------------------------------------------------------------
Semi-Annual Market Perspective

[photo]
Robert S. Meeder Jr.
Portfolio Manager

[photo]
Robert S. Meeder Sr.
Portfolio Manager


The Tactical Asset Allocation Fund strongly outperformed the broad stock market through the first six months of 2002, with a total return of -3.65% for Class A Shares and -3.81% for Class C Shares before sales charges compared with the -13.15% six-month return of the S&P 500 Index.

During the first half of 2002 the large-cap S&P 500 and Nasdaq Composite indices had trouble holding into early gains and fell to their September 21,2001 lows. Small- and mid-cap indices, however, generally held their gains through May 7th before declining, but remained above their September 21 lows as of June 30.

We adopted a fully-invested equity position in February as a number of indicators in our Defensive Investing discipline turned positive. Market trends were generally positive, especially among small- and mid-cap stocks, and more stocks were advancing than declining and hitting new highs on a daily basis. During the 2nd Quarter, these indicators showed signs of weakness, and we adopted a 50% defensive position in May, gradually reducing our equity exposure as the quarter progressed.

The Fund has adopted a fully-defensive position as of July 3, 2002, seeking to preserve investor capital until our discipline indicates that conditions in the equity market are more positive for investors.

--------------------------------------------------------------------------------
Portfolio Holding                                          as of June 30, 2002

[Chart]                1) Cash Equivalents          69%
                       2) Liberty Acorn             20%
                       3) AIM Small Cap Equity      11%

Portfolio holdings subject to change.
--------------------------------------------------------------------------------

Past performance does not guarantee future results. All performance figures represent period and average annual total returns for the periods ended June 30, 2002, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Expenses were waived and/or reimbursed in order to reduce the operating expenses of the Tactical Asset Allocation Fund during the periods shown above.

The S&P 500 Composite Stock Index is an unmanaged index based on market capitalization. The NASDAQ Composite Index is an unmanaged index of all the stocks traded on the NASDAQ exchange. Past performance of an index does not guarantee future results. It is not possible to invest directly in an index.

4
                                         2002 Semi-Annual Report | June 30, 2002

Meeder
  Advisor Funds

Core Equity Fund

--------------------------------------------------------------------------------------------
Performance Perspective

Period & Average Annual Total Returns
as of June 30, 2002
--------------------------------------------------------------------------------------------
                                                           3       Year-        1        Since
                                                      Months     to-Date     year    Inception
----------------------------------------------------------------------------------------------
Core Equity Fund A Shares (Before sales charges)     -13.59%     -13.86%   -20.06%     0.25%/1/
----------------------------------------------------------------------------------------------
Core Equity Fund A Shares (After sales charges/2/)   -18.56%     -18.80%   -24.64%    -0.95%/1/
----------------------------------------------------------------------------------------------
Core Equity Fund C Shares (Before sales charges)     -13.65%     -13.99%   -20.40%     0.03%/1/
----------------------------------------------------------------------------------------------
Core Equity Fund C Shares (After sales charges/3/)   -14.95%     -15.28%   -21.51%     0.03%/1/
----------------------------------------------------------------------------------------------
S&P 500 Index                                        -13.39%     -13.15%   -17.98%     2.13%/4/
----------------------------------------------------------------------------------------------

/1/Inception Date: 7/31/97. /2/Reflects the deduction of 5.75% sales charges. /3/Reflects the deduction of contingent deferred sales charges as follows: 1.50% if redeemed within 18 months of purchase; 0.75% if redeemed after 18 but within 24 months from date of purchase; 0.00% thereafter. /4/Average annual total return from 7/31/97 to 6/30/02.

Source for index data: Morningstar Inc.
--------------------------------------------------------------------------------
Semi-Annual Market Perspective

[photo]
William L. Gurner
Portfolio Manager

For the six months ended June 30, 2002, the Core Equity Fund returned -13.86% for Class A Shares and -13.99% for Class C Shares before sales charges, performing in line with the -13.15% total return of the S&P 500 Index over the same period.

During the first half of the year, the stock market was buffeted by concerns over corporate earnings, threats of terrorism, skirmishes in the Middle East and South Asia, and, most importantly, by new and continuing revelations of accounting fraud, corporate governance issues, insider trading, and conflicts of interest among stock analysts at brokerage firms.

However, there was some positive news to build upon. Interest rates and inflation both remained very low, and the economy grew at a robust annualized rate of 6.1% during the 1st Quarter. Corporate earnings continue to improve as well. The Fund is poised to take advantage of a recovery by being well-diversified in all sectors of the market and by employing the expertise of stock-picking specialists in each sector who are focused on fundamentals.

Going forward, the Fund continues to manage risk by following its style-neutral, sector-neutral investment strategy. Throughout history, investors have always done best by not succumbing to panic selling. The proven path to underperformance and losses is to sell during declines. By staying the course with a sound investment strategy, we intend not to follow the crowd down the slippery slope of falling prices, and to provide less volatility and fewer surprises for investors

--------------------------------------------------------------------------------
Sector Weightings                                            as of June 30, 2002

                                    Sector             % of
                  Sector            Manager            Portfolio
         --------------------------------------------------------
         1) Finance                 Matrix                19%
         2) Technology              RCM                   16%
         3) Consumer Non-Durables   Barrow Hanley         14%
         4) Health                  Alliance              13%
[CHART]  5) Materials & Services    Ashland Cap.          11%
         6) Consumer Durables       Barrow Hanley          8%
         7) Energy                  Mitchell Group         8%
         8) Utility                 W.H. Reaves & Co.      7%
         9) Transportation          Miller Howard          1%
        10) Cash Equivalents                               3%

Sector weightings subject to change.
--------------------------------------------------------------------------------

Past performance does not guarantee future results. All performance figures represent period and average annual total returns for the periods ended June 30, 2002, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Expenses were waived and/or reimbursed in order to reduce the operating expenses of the Core Equity Fund during the periods shown above.

The S&P 500 Composite Stock Index is an unmanaged index based on market capitalization. Past performance of an index does not guarantee future results. It is not possible to invest directly in an index.

2002 Semi-Annual Report | June 30, 2002                                        5

Meeder
  Advisor Funds


Utility Growth Fund

       -------------------------------------------------------------------------------------------------------------------------
       Performance Perspective

       Period & Average Annual Total Returns                           3           Year-          1           5            Since
       as of June 30, 2002                                        Months         to-Date       year       years        Inception
       -------------------------------------------------------------------------------------------------------------------------
       Utility Growth Fund A Shares (Before sales charges)       -20.52%         -22.41%    -29.61%       4.78%         8.12%/1/
       -------------------------------------------------------------------------------------------------------------------------
       Utility Growth Fund A Shares (After sales charges/3/)     -25.09%         -26.87%    -33.67%       3.55%         7.21%/1/
       -------------------------------------------------------------------------------------------------------------------------
       Utility Growth Fund C Shares (Before sales charges)       -20.58%         -22.57%    -30.32%       4.24%         7.67%/1/
       -------------------------------------------------------------------------------------------------------------------------
       Utility Growth Fund C Shares (After sales charges/4/)     -21.77%         -23.72%    -31.35%       4.24%         7.67%/1/
       -------------------------------------------------------------------------------------------------------------------------
       S&P 500 Index                                             -13.39%         -13.15%    -17.98%       3.66%            --
       -------------------------------------------------------------------------------------------------------------------------
       New York Stock Exchange Utility Index                    - 17.20%         -20.70%    -29.66%       0.63%         5.42%/2/
       -------------------------------------------------------------------------------------------------------------------------
       Average Utility Fund                                      -13.36%         -14.56%    -25.67%       3.07%         7.29%/2/
       -------------------------------------------------------------------------------------------------------------------------

      /1/ Inception Date: 7/11/95. /2/ Average annual total return from 7/31/95 to 6/30/02. /3/ Reflects the deduction of 5.75% sales charges.
      /4/ Reflects the deduction of contingent deferred sales charges as follows: 1.50% if redeemed within 18 months of purchase; 0.75% if redeemed after 18 but within 24 months from date of purchase; 0.00% thereafter.

       Source for index and average fund data: Morningstar

       -----------------------------------------------------------------
       Semi-Annual Market Perspective

       [photo]
       Lowell G. Miller
       Portfolio Manager

       The utilities sector was plagued by heavy declines during the first half of 2002, and the performance of the Utility Growth Fund was disappointing to say the least. Year-to-date, the Fund returned -22.41% for Class A Shares and -22.57% for Class C Shares before sales charges.

       Investors treated the utility sector on the whole as if there was no future for gas, electricity, or phone service in America, which is entirely not true. Most were focused on the problems of the present-- which indeed are real and must be solved in order for the sector to recover. On the more positive side, the traditional utilities in our portfolio performed well on a relative basis, and distribution-only stocks saw little of the broad declines that brought down the entire utilities sector. Our telecommunication holdings were focused on the Baby Bells, which experienced some loss of value but nothing like what investors saw in the wireless area -- a sector we sought to avoid thus far in 2002.

       Investors can find some comfort in the fact that the storm we have witnessed throughout 2002 is just a storm, not a constant state of affairs. It too shall pass. The "back to basics" attitude we are starting to see among utility executives is a good step toward strengthening the solid companies in the sector and regaining investor confidence.

       ----------------------------------------------------
       Sector Weightings               as of June 30, 2002

                         1) Telecomm. Services         28%
                         2) Oil/Gas Domestic           19%
                         3) Electric/Gas Utility       17%
         [CHART]         5) Electric Utility           14%
                         4) Electric Integrated        12%
                         6) Natural Gas (Distributor)   4%
                         7) Water Utility               4%
                         8) Cash Equivalents            2%

       Sector weightings subject to change.

       ----------------------------------------------------

       Past performance does not guarantee future results. All performance figures represent period and average annual total returns for the periods ended June 30, 2002, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Expenses were waived and/or reimbursed in order to reduce the operating expenses of the Utility Growth Fund during the periods shown above. Because the Utility Growth Fund concentrates its investments in public utility companies, the value of the Fund's shares may fluctuate more than if invested in a greater number of industries. Changes in interest rates may also affect the value of utility stocks, and rising interest rates can be expected to reduce the Fund's net asset value.

       The New York Stock Exchange Utility Index is an unmanaged index of 256 utility sector stocks. The S&P 500 Index is a widely recognized unmanaged index of common stock prices. Past performance of an index does not guarantee future results. It is not possible to invest directly in an index.



6                                          2002 Semi-Annual Report|June 30, 2002

Meeder
  Advisor Funds

International Equity Fund

---------------------------------------------------------------------------------------------------------------------------
Performance Perspective

Period & Average Annual Total Returns                                   3             Year-              1         Since
as of June 30, 2002                                                Months           to-Date           year     Inception

-------------------------------------------------------------------------------------------------------------------------
International Equity Fund (Before sales charges)                  -0.99%            -2.24%         -11.06%     -0.32%/1/

-------------------------------------------------------------------------------------------------------------------------
International Equity Fund (After sales charges/3/)                -6.69%            -7.89%         -16.18%     -1.53%/1/
-------------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index                                                   -2.57%            -1.62%         -9.49%      -0.34%/2/
-------------------------------------------------------------------------------------------------------------------------
Average Foreign Stock Fund                                        -3.38%            -1.50%        -10.19%       0.56%/2/
-------------------------------------------------------------------------------------------------------------------------

/1/ Inception Date: 9/2/97. /2/ Average annual total return from 9/1/97 to 6/30/02. /3/ Reflects the deduction of 5.75% sales charge.
Source for index and average fund data: Morningstar Inc.
--------------------------------------------------------------------------------
Semi-Annual Market Perspective

[Photo]
Michael Jennings
Portfolio Manager

The International Equity Fund outperformed its benchmark index in the 2nd Quarter of 2002 with a -0.99% total return before sales charges, compared with the -2.57% total return for the MSCI EAFE Index over the same period. Year-to-date, the Fund returned -2.24% before sales charges, compared with the -1.62% year-to-date return for the MSCI EAFE index.

Global equity indices generally outperformed their U.S. counterparts in the first half of 2002. The ongoing concern over accounting practices in the U.S. led investors to demand a higher risk premium from equities. Lately, this concern has spread to European markets as well. Telecommunication, media, and technology stocks were especially hurt by the charges of fraud at WorldCom and the subsequent devaluation of the company's stock price. We reduced the Fund's exposure to these sectors in the 1st Quarter as these companies struggled to recover in this difficult market environment.

Our more defensive stance contributed to the favorable performance of the Fund in the 2nd Quarter. We adopted a bias toward dominant industry players and utility concerns, which have the ability to generate cash and provide a clear outlook to future earnings and growth rates. We have reduced our exposure to Japanese exporters due to the rising value of the yen relative to the U.S. dollar.

The decline in international equity markets hides the more positive underlying news on the global economy.
--------------------------------------------------------------------------------
Regional Holdings                                           as of June 30, 2002


[Graphic]
                       1) Europe                      50%
                       2) United Kingdom              24%
                       3) Japan                       20%
                       4) Pacific Rim (ex. Japan)      3%
                       5) Australia/New Zealand        3%


Regional holdings subject to change.
--------------------------------------------------------------------------------
We now expect a better picture for the U.S. economy in the quarters to come, but have reduced our expectations for growth in the European market due to higher than anticipated inflation rates brought on by the introduction of the Euro currency this past January. The key risk for global equity markets going forward remains a sharp fall in the U.S. dollar and waning of confidence from U.S. consumers.

Past performance is not a guarantee of future results. All performance figures represent period and average annual total returns for the periods ended June 30,2002, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Expenses were waived and/or reimbursed in order to reduce the operating expenses of the International Equity Fund during the periods shown above.

In exchange for greater potential rewards, foreign investments involve greater risk than U.S. investments. These risks include political and economic uncertainties of foreign countries and currency fluctuations. These risks are magnified in countries with emerging markets, which may have relatively unstable governments and less established economies.

The MSCI EAFE Index is a widely recognized unmanaged index of over 1,000 stock prices from companies in Europe, Australia, and the Far East. Past performance of an index does not guarantee future results. It is not possible to invest directly in an index.

2002 Semi-Annual Report | June 30, 2002
                                                                               7

Meeder
  Advisor Funds




                                2002 Semi-Annual Report
                                Portfolio Holdings &
                                Financial Statements










8                                        2002 Semi-Annual Report | June 30, 2002

Schedule of Portfolio Investments
June 30, 2002 (unaudited)
--------------------------------------------------------------------------------

                          Asset Allocation Portfolio

                                                 Shares or
                                                 Principal
        Security Description                     Amount ($)  Value ($)
        --------------------                     ---------- ----------
          Registered Investment Companies -- 31.1%
        AIM Small Cap Equity Fund -- Class A        622,685  6,345,161
        Liberty Acorn Fund                          641,836 11,078,087
        Franklin Mutual Shares Fund                     500      9,227
                                                            ----------
        Total Registered Investment Companies
         (Cost $17,034,374)                                 17,432,475
                                                            ----------
          U.S. Government Obligations -- 63.3%
        U.S. Treasury Bills
        1.84%, due 11/29/02 *                        22,100     21,929
        1.60%, due 07/05/02                      35,000,000 34,993,777
        1.70%, due 08/29/02 **                      500,000    498,607
                                                            ----------
        Total U.S. Government Obligations
         (Cost $35,514,313)                                 35,514,313
                                                            ----------
          Repurchase Agreements -- 5.6%
        Salomon Smith Barney, Inc., 2.05%,
         07/01/02, (Collateralized by $3,233,246
         various Commercial Paper, at 3.09 -
          3.38%, due 08/21/02 -08/26/02,
         value -- $3,217,080)                     3,154,000  3,154,000
                                                            ----------
        Total Repurchase Agreements
         (Cost $3,154,000)                                   3,154,000
                                                            ----------
        Total Investments -- 100.0%
         (Cost $55,702,687)                                 56,100,788
                                                            ----------
        Liabilities less Other Assets -- (0.0%)                (27,663)
                                                            ----------
        Total Net Assets -- 100.0%                          56,073,125
                                                            ----------

                          Asset Allocation Portfolio

                                                  Shares or
                                                  Principal
         Security Description                     Amount ($) Value ($)
         --------------------                     ---------- ----------
           Trustee Deferred Compensation***
         Flex-funds Highlands Growth Fund              2,684     35,805
         Flex-funds Muirfield Fund                     5,463     22,453
         Flex-funds Total Return Utilities Fund        1,171     16,780
         Meeder Advisor International Equity Fund      2,235     22,462
                                                             ----------
         Total Trustee Deferred Compensation
          (Cost $137,650)                                        97,500
                                                             ----------

#   Represents non-income producing securities.
*   Pledged as collateral on Letter of Credit.
** Pledged as collateral on Futures, although there were no Futures contracts outstanding as of June 30, 2002.
*** Assets of affiliates to the Asset Allocation Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

Schedule of Portfolio Investments
June 30, 2002 (unaudited)
--------------------------------------------------------------------------------

                              Utilities Portfolio


                                               Shares or
                                               Principal
           Security Description                Amount ($) Value ($)
           --------------------                ---------- ----------
             Common Stocks -- 97.6%
           Electric/Gas Utility -- 12.3%
           AGL Resources, Inc.                   38,755      899,116
           MDU Resources Group, Inc.             33,235      873,748
           NiSource, Inc.                        72,075    1,573,397
                                                          ----------
                                                           3,346,261
                                                          ----------
           Electric Integrated -- 11.8%
           Allegheny Energy, Inc.                27,830      716,623
           DPL, Inc.                             27,120      717,324
           Energy East Corp.                     38,765      876,089
           IDACORP, Inc.                         32,070      888,339
                                                          ----------
                                                           3,198,375
                                                          ----------
           Electric Utility -- 13.4%
           AES Corp. #                           16,615       90,053
           Cinergy Corp.                            110        3,959
           Keyspan Corp.                         50,875    1,915,444
           TECO Energy, Inc.                     66,200    1,638,450
                                                          ----------
                                                           3,647,906
                                                          ----------
           Natural Gas (Distributor) -- 9.0%
           Aquila, Inc.                          70,067      560,536
           Atmos Energy Corp.                    29,000      679,760
           Nicor, Inc.                           14,535      664,976
           Williams Cos., Inc.                   88,105      527,749
                                                          ----------
                                                           2,433,021
                                                          ----------
           Oil/Gas (Domestic) -- 19.1%
           El Paso Corp. #                       29,410      606,140
           Kinder Morgan Energy Partners, L.P.   62,793    1,972,328
           Peoples Energy Corp.                  18,855      687,453
           Questar Corp.                         77,750    1,920,425
                                                          ----------
                                                           5,186,346
                                                          ----------
           Telecommunication Services -- 28.2%
           Alltel Corp.                          32,060    1,506,820
           Bellsouth Corp.                       42,680    1,344,420
           CenturyTel, Inc.                      32,670      963,765
           SBC Communications, Inc.              59,895    1,826,798
           Telephone & DataSystems               10,045      608,225
           Verizon Communications                34,613    1,389,712
                                                          ----------
                                                           7,639,740
                                                          ----------
           Water Utility -- 3.8%
           American Water Works Co., Inc.        24,185    1,045,034
                                                          ----------
           Total Common Stocks
            (Cost $32,154,454)                            26,496,683
                                                          ----------

                              Utilities Portfolio

                                                  Shares or
                                                  Principal
         Security Description                     Amount ($) Value ($)
         --------------------                     ---------- ----------
           U.S. Government Obligations -- 0.0%
         U.S. Treasury Bill, 1.70%, due 11/29/02*    1,000          992
                                                             ----------
         Total U.S. Government Obligations
          (Cost $991)                                               992
                                                             ----------
           Repurchase Agreements -- 2.3%
         Salomon Smith Barney, Inc., 2.05%,
          07/01/02, (Collateralized by $645,829
          various Commercial Paper, at 3.09 -
          3.38%, due 08/21/02 - 08/26/02,
          value -- $642,600)                       630,000      630,000
                                                             ----------
         Total Repurchase Agreements
          (Cost $630,000)                                       630,000
                                                             ----------
         Total Investment
          (Cost $32,785,445)                                 27,127,675
                                                             ----------
         Other Assets less Liabilities -- 0.1%                   26,572
                                                             ----------
         Total Net Assets -- 100.0%                          27,154,247
                                                             ----------
           Trustee Deferred Compensation**
         Flex-funds Highlands Growth Fund              664        8,858
         Flex-funds Muirfield Fund                   1,439        5,914
         Flex-funds Total Return Utilities Fund        290        4,156
         Meeder Advisor International Equity Fund      605        6,080
                                                             ----------
         Total Trustee Deferred Compensation
          (Cost $33,086)                                         25,008
                                                             ----------

#  Represents non-income producing securities.
*  Pledged as collateral on Letter of Credit.
** Assets of affiliates to the Utilities Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustees Deferred Compensation Plan.

See accompanying notes to financial statements.

Schedule of Portfolio Investments
June 30, 2002 (unaudited)
--------------------------------------------------------------------------------

                            Growth Stock Portfolio

                                                  Shares or
                                                  Principal
        Security Description                      Amount ($) Value ($)
        --------------------                      ---------- ----------
         Common Stocks -- 96.7%
        Capital Goods, Materials & Services -- 10.9%
        (Subadvised by Ashland Management, Inc.)
        Air Products & Chemicals, Inc.                 990       49,965
        Alcan Aluminum, Ltd.                         1,100       41,272
        American Axle & Manufacturing Holdings #       650       19,331
        American Standard Companies, Inc.              600       45,060
        Apollo Group -- Class A #                    1,250       49,275
        Ball Corp.                                     850       35,258
        Barrick Gold Corp.                           3,700       70,263
        BISYS Group, Inc. #                          1,570       52,281
        Caterpillar, Inc.                            1,470       71,957
        Cendent Corp. #                              6,520      103,537
        Cintas Corp.                                 1,250       61,788
        Computer Sciences Corp. #                      900       43,020
        Concord EFS, Inc. #                          3,120       94,036
        Delphi Auto Systems                          2,500       33,000
        DuPont, E.I., de Nemours & Co.               4,370      194,028
        Ecolab, Inc.                                   800       36,984
        Emerson Electric Co.                         1,490       79,730
        Engelhard Corp.                                760       21,523
        Equifax, Inc.                                1,550       41,850
        Fiserv, Inc. #                                 965       35,425
        General Electric Co.                        37,650    1,093,733
        Goldcorp, Inc.                               1,550       15,423
        H&R Block, Inc.                              1,170       53,995
        Illinois Tool Works, Inc.                    1,270       86,741
        Inco, Ltd. #                                 1,350       30,564
        International Paper Co.                      2,150       93,697
        Jacobs Engineering Group Inc.                1,000       34,780
        Johnson Controls, Inc.                         742       60,555
        KB HOME                                        500       25,755
        Lennar Corporation                             350       21,420
        Magna Internation, Inc. CIass A                400       27,540
        Mercury Interactive Corp. #                    750       17,220
        Newmont Mining Corp.                         1,750       46,078
        Nucor Corp.                                    500       32,520
        OM Group, Inc.                                 700       43,400
        PACCAR, Inc.                                 1,050       46,610
        Pactiv Corp. #                               1,600       38,080
        Paychex, Inc.                                  982       30,726
        PPG Industries Inc.                            940       58,186
        Praxair, Inc.                                  940       53,552
        Rohm & Haas Co.                              1,050       42,514
        Royal Dutch Petroleum                        1,000       55,270
        Stericycle, Inc. #                             550       19,476
        Toll Brothers, Inc. #                        1,000       29,300
        Tyco International, Ltd.                     6,370       86,059
        URS Corp.                                    1,050       29,400
        Waste Connections, Inc. #                    1,050       32,802
        Weyerhaeuser Co.                             1,060       67,681
        W.W. Grainger, Inc.                          1,158       58,015
                                                             ----------
                                                              3,510,675
                                                             ----------
        Consumer Durable Goods -- 7.9%
        (Subadvised by Barrow, Hanley, Mewhinney
        & Strauss, Inc.)
        Albertson's, Inc.                            1,800       54,828
        Best Buy Co., Inc. #                         3,375      122,512

                            Growth Stock Portfolio

                                                  Shares or
                                                  Principal
        Security Description                      Amount ($) Value ($)
        --------------------                      ---------- ----------
          Common Stocks -- continued
        Circuit City Stores -- Circuit City Group    2,000       37,500
        Costco Wholesale Corp. #                     2,100       81,102
        Ford Motor Co.                               7,400      118,400
        General Mills, Inc.                          1,900       83,752
        General Motors Corp.                         2,300      122,935
        Home Depot, Inc.                             7,900      290,167
        Kroger Co. #                                 2,800       55,720
        Limited Brands, Inc.                         2,000       42,600
        Lowe's Companies, Inc.                       3,000      136,200
        Safeway, Inc. #                              1,600       46,704
        Target Stores Corp.                          4,700      179,070
        Toys R Us, Inc. #                            1,900       33,193
        Wal-Mart Stores, Inc.                       16,500      907,665
        Walgreen Co.                                 4,400      169,972
        Whirlpool Corp.                                750       49,020
                                                             ----------
                                                              2,531,340
                                                             ----------
        Consumer Non-durable Goods -- 14.1%
        (Subadvised by Barrow, Hanley,
        Mewhinney & Strauss, Inc.)
        Action Performance Companies, Inc. #         1,053       33,274
        Aeropostale, Inc. #                          6,000      164,220
        Anheuser-Busch Companies, Inc.               2,400      120,000
        AOL Time Warner, Inc. #                     15,500      228,741
        Bunge Limited                                3,800       80,180
        Carnival Corp.                               1,600       44,304
        Clear Channel Communications, Inc. #         2,900       92,858
        Coca-Cola Co.                                7,500      420,000
        Colgate-Palmolive Co.                        1,200       60,060
        Comcast Corp. -- Class A #                   3,800       90,592
        ConAgra Foods, Inc.                          5,900      163,135
        Fortune Brands, Inc.                         2,500      140,000
        Gannett Co., Inc.                              800       60,720
        General Mills, Inc.                            400       17,632
        Gillette Co.                                 2,200       74,514
        Haggar Corp.                                 8,500      136,425
        Hain Celestial Group, Inc. #                 5,000       92,500
        Heinz, H.J. Co.                              1,200       49,320
        Interpublic Group of Companies, Inc.         1,700       42,092
        JAKKS Pacific, Inc. #                        5,400       95,634
        JC Penny                                     2,800       61,656
        Kimberly-Clark Corp.                         1,700      105,400
        Loews Corp. Carolina Group                   2,100       56,805
        Marriott International, Inc.                   600       22,830
        McDonald's Corp.                             6,400      182,080
        PepsiCo, Inc.                                5,700      274,740
        Philip Morris Companies, Inc.                8,500      371,280
        Proctor & Gamble Co.                         3,900      348,270
        Staples, Inc. #                              2,500       49,250
        Starwood Hotels & Resorts Worldwide,
         Inc.                                          600       19,734
        Tribune Co.                                    900       39,150
        Tupperware Corp.                             1,500       31,185
        Unilever NV -- NY Shares                     1,500       97,200
        UST, Inc.                                    1,700       57,800
        Viacom, Inc. -- Class B #                    6,853      304,067
        Walt Disney Co.                              8,700      164,430
        Wendy's International, Inc.                  3,600      143,388
                                                             ----------
                                                              4,535,466
                                                             ----------

Schedule of Portfolio Investments
June 30, 2002 (unaudited)
--------------------------------------------------------------------------------

                            Growth Stock Portfolio

                                                 Shares or
                                                 Principal
         Security Description                    Amount ($) Value ($)
         --------------------                    ---------- ----------
           Common Stocks -- continued
         Energy -- 7.5%
         (Subadvised by The Mitchell Group,
         Inc.)
         BP PLC Sponsored ADR                       1,148       57,963
         Chevron Texaco Corp.                       3,656      323,556
         Devon Energy                               1,100       54,208
         El Paso Corp.                              2,068       42,621
         Exxon Mobil Corp.                         24,224      991,246
         GlobalSantaFe Corp.                          900       24,615
         Halliburton Co.                            1,300       20,722
         Hydril Co. #                               1,400       37,520
         Kerr-McGee Corp.                             600       32,130
         Ocean Energy, Inc.                         2,560       55,475
         Phillips Petroleum Co.                     2,500      147,200
         Pioneer Natural Resources Co. #            2,300       59,915
         Pogo Producing Co.                         1,100       35,882
         Public Service Enterprise Group, Inc.        690       29,877
         Royal Dutch Petroleum Co.                  6,200      342,674
         Schlumberger, Ltd.                         1,800       83,700
         Unocal Corp.                               1,100       40,634
         W-H Energy Services, Inc. #                1,400       31,024
         Williams Companies, Inc.                   2,900       17,371
                                                            ----------
                                                             2,428,333
                                                            ----------
         Finance -- 19.0%
         (Subadvised by Matrix Asset Advisors,
         Inc.)
         AFLAC, Inc.                                1,725       55,200
         Allstate Corp.                             2,550       94,299
         American Express Co.                       5,850      212,472
         American International Group, Inc.        10,400      817,054
         Bank of America Corp.                     11,975      453,822
         Bank of New York Co., Inc.                 4,400      148,500
         Berkshire Hathaway, Inc. -- Class B #         26       58,084
         Chubb Corp.                                1,050       74,340
         Citigroup, Inc.                           23,400      906,750
         Comerica, Inc.                             1,425       87,495
         Countrywide Credit Industries, Inc.          450       21,712
         Federal National Mortgage Association      6,300      464,625
         FleetBoston Financial Corp.                6,375      206,231
         Goldman Sachs Group, Inc.                    950       69,683
         Hartford Financial Services Group          1,175       69,877
         Household International, Inc.              1,650       82,005
         John Hancock Financial Services, Inc. #    1,100       38,720
         J.P. Morgan Chase & Co.                   12,975      440,112
         Lehman Brothers Holdings, Inc.             1,000        62,20
         MBNA Corp.                                 3,100      102,517
         Merrill Lynch & Co., Inc.                  3,800      153,900
         MetLife, Inc. #                            3,950      113,760
         MGIC Investment Corp.                        300       20,340
         Morgan Stanley Dean Witter & Co.           7,750      333,870
         PNC Financial Services Group               3,425      179,059
         SouthTrust Corp.                           1,550       40,486
         SunTrust Banks, Inc.                       1,600      108,352
         Wachovia Corp.                             5,675      216,672
         Wachovia Corp. -- Preferred Dividend
          Equalization #                            1,700           --

                            Growth Stock Portfolio

                                                Shares or
                                                Principal
          Security Description                  Amount ($) Value ($)
          --------------------                  ---------- ----------
            Common Stocks -- continued
          Washington Mutual, Inc.                  3,300      122,463
          Wells Fargo & Co.                        7,375      369,193
                                                           ----------
                                                            6,124,113
                                                            --------
          Health -- 13.3%
          (Subadvised by Alliance Capital
          Management L.P.)
          AMGEN, Inc. #                            4,810      201,442
          Abbott Laboratories                      6,350      239,078
          Abgenix, Inc. #                          1,460       14,308
          AmerisourceBergen Corp. #                  740       56,240
          Anthem, Inc. #                           1,020       68,829
          Cardinal Health, Inc.                    2,630      161,508
          Forrest Laboratories, Inc. #             1,580      111,864
          Guidant Corp. #                          2,170       65,599
          Health Management Associates, Inc. #     6,750      136,013
          IDEC Pharmaceuticals #                   1,420       50,339
          Johnson & Johnson                       12,900      674,154
          Labratory Corp. of America Holdings #    1,800       82,170
          Medtronic, Inc.                          5,970      255,814
          Merck & Co., Inc.                        6,200      313,968
          Pfizer, Inc.                            24,870      870,450
          Schering-Plough Corp.                    5,410      133,086
          Serono SA -- ADR                         2,470       40,261
          SICOR, Inc. #                            2,070       38,378
          Tenet Healthcare Corp. #                 2,370      169,573
          UnitedHealth Group, Inc.                 2,050      187,678
          U.S. Air Group, Inc. #                     225          833
          Vertex Pharmaceuticals, Inc. #           1,870       30,444
          Wellpoint Health Networks, Inc. #        1,000       77,810
          Wyeth                                    6,230      318,976
                                                           ----------
                                                            4,298,815
                                                            --------
          Technology -- 16.4%
          (Subadvised by Dresdner RCM Global
          Investors, L.L.C.)
          ASML Holding NV #                        2,260       34,171
          Adobe Systems Inc.                       1,070       30,495
          Advanced Micro Devices, Inc. #           3,200       31,104
          Agere Systems, Inc. #                       46           64
          Analog Devices, Inc. #                     820       24,354
          Apple Computer, Inc. #                   1,975       34,997
          Asyst Technologies, Inc. #               2,020       41,107
          Boeing Co.                               3,300      148,500
          Cisco Systems, Inc. #                   28,980      404,271
          Dell Computer Corp. #                    9,550      249,637
          eBay, Inc. #                               665       40,977
          EDO Corp                                 1,380       39,330
          EMC Corp./Mass #                         7,520       56,776
          First Data Corp.                         1,760       65,472
          Flextronics International, Ltd. #        2,150       15,329
          General Dynamics Corp.                     820       87,207
          Hewlett-Packard Co.                      8,150      124,532
          Honeywell International, Inc.            2,800       98,644
          Hubbell, Inc.                            1,020       34,833
          Intel Corp.                             22,590      400,843
          International Business Machines Corp.    5,800      417,600
          Lam Research Corp. #                     2,040       36,679

Schedule of Portfolio Investments
June 30, 2002 (unaudited)
--------------------------------------------------------------------------------

                            Growth Stock Portfolio

                                                 Shares or
                                                 Principal
          Security Description                   Amount ($) Value ($)
          --------------------                   ---------- ----------
            Common Stocks -- continued
          Lockheed Martin Corp.                     1,545      107,377
          Lucent Technologies, Inc. #               6,560       10,890
          Marvell Technology Group, Ltd. #             65        1,293
          Maxim Integrated Products, Inc. #           970       37,180
          May Department Store                      1,200       39,516
          Micron Technology, Inc. #                 2,380       48,124
          Microsoft Corp. #                        19,620    1,073,215
          3 M Co.                                   1,690      207,870
          Motorola, Inc.                            8,320      101,228
          Newport Corp. #                           4,635       25,604
          Northrop Grumman Corp.                      640       80,000
          NVIDIA Corp. #                            1,070       18,383
          Oracle Corp. #                           19,550      185,138
          Overture Services, Inc. #                   500       12,490
          PeopleSoft, Inc. #                        1,925       28,644
          Phillips Electronics, Inc.                  970       26,772
          QLOGIC Corp, #                              465       17,717
          QUALCOMM, Inc. #                          2,390       65,701
          Raytheon Co.                              1,925       78,444
          SAP AG Sponsored ADR                      1,140       27,691
          Seibel Systems, Inc. #                    1,300       27,018
          STMicroelectronics N.V.                   1,430       34,792
          Sun Microsystems, Inc. #                  9,200       46,092
          TMP Worldwide, Inc. #                     1,215       26,123
          Taiwan Semiconductor Manufacturing
           Co., Ltd. -- ADR #                       4,950       64,350
          Teradyne, Inc. #                          1,080       25,380
          Texas Instruments, Inc.                   4,940      117,078
          Textron Inc.                              1,030       48,307
          United Microelectronics Corp. -- ADR #    4,900       36,015
          United Technologies Corp.                 1,830      124,257
          UTStarcom, Inc. #                         1,830       36,911
          Xilinx, Inc. #                            1,840       41,271
          Yahoo!, Inc. #                            1,810       26,716
                                                            ----------
                                                             5,264,509
                                                            ----------
          Transportation -- 0.9%
          (Subadvised by Miller/Howard
          Investments, Inc.)
          AMR Corp. #                                 520        8,767
          Burlington Northern Santa Fe Corp.        1,005       30,150
          CSX Corp.                                   497       17,420
          Delta Air Lines, Inc.                       435        8,700
          FedEx Corp. #                             1,030       55,003
          Norfolk Southern Corp.                    2,450       57,281
          Ryder System, Inc.                          205        5,553
          Southwest Airlines Co.                    4,453       71,961
          Union Pacific Corp.                         630       39,866
                                                            ----------
                                                               294,701
                                                            ----------
          Utilities -- 6.7%
          (Subadvised by W.H. Reaves & Co.,
          Inc.)
          AES Corp. #                               2,195       11,897
          ALLTEL Corp.                              1,050       49,350
          AT&T Corp.                                9,720      104,004
          BellSouth Corp.                           7,070      222,705
          Constellation Energy                      2,300       67,482
          Dominion Resources, Inc.                  2,215      146,633
          Duke Energy Corp.                         2,920       90,812
          Dynegy, Inc. -- Class A                   3,490       25,128

                            Growth Stock Portfolio

                                                  Shares or
                                                  Principal
         Security Description                     Amount ($) Value ($)
         --------------------                     ---------- ----------
           Common Stocks -- continued
         Entergy Corp.                                 745       31,617
         Exelon Corp.                                2,435      127,351
         FirstEnergy Corp.                           3,870      129,181
         FPL Group Inc.                              1,625       97,483
         KeySpan Corp.                                 470       17,695
         Merrill Lynch & Co.                         1,250       50,625
         Motorola Inc.                               1,300       18,746
         Oneok Inc.                                  2,670       58,607
         SBC Communications, Inc.                   11,600      353,800
         South Jersey Industries                       360       12,150
         Teco Energy Inc.                            2,310       57,172
         Texas Utilities Co.                         2,970      153,105
         Vectren Corporation                           900       22,590
         Verizon Communications, Inc.                8,100      325,215
                                                             ----------
                                                              2,173,348
                                                             ----------
         Total Common Stocks (Cost $34,116,703)              31,161,300
                                                             ----------
           U.S. Government Obligations -- 0.6%
         U.S. Treasury Bills
         1.70%, 08/29/02 **                          9,000        8,930
         1.84%, 11/29/02 *                         200,000      199,443
                                                             ----------
         Total U.S. Government Obligations
          (Cost $208,373)                                       208,373
                                                             ----------
           Repurchase Agreements -- 2.6%
         Salomon Smith Barney, Inc., 2.05%,
          07/01/02, (Collateralized by $845,729
          various Commercial Paper, at 3.09 -
          3.38%, due 08/21/02 - 08/26/02,
          value --$841,500)                        825,000      825,000
                                                             ----------
         Total Repurchase Agreements
          (Cost $825,000)                                       825,000
                                                             ----------
         Total Investments -- 99.9%
          (Cost $35,150,076)                                 32,194,673
                                                             ----------
         Other Assets less Liabilities -- 0.1%                   38,948
                                                             ----------
         Total Net Assets -- 100.0%                          32,233,620
                                                             ----------
           Trustee Deferred Compensation***
         Flex-funds Highlands Growth Fund            1,247       16,635
         Flex-funds Muirfield Fund                   2,703       11,109
         Flex-funds Total Return Utilities Fund        586        8,397
         Meeder Advisor International Equity Fund    1,107       11,125
                                                             ----------
         Total Trustee Deferred Compensation
          (Cost $64,698)                                         47,266
                                                             ----------

ADR: American Depository Receipt
#   Represents non-income producing securities.
* Pledged as collateral on Futures Contracts, although there were none outstanding as of June 30, 2002.
**  Pledged as collateral on Letter of Credit.
*** Assets of affiliates to the Growth Stock Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

Schedule of Portfolio Investments
June 30, 2002 (unaudited)
--------------------------------------------------------------------------------

                        International Equity Portfolio


          Security Description                      Shares Value ($)
          --------------------                      ------ ----------
           Common Stocks -- 95.2%
          Australia -- 2.9%
          BHP Billiton Ltd.                         57,000    330,890
          Macquarie Bank Ltd.                        4,000     65,941
          Woolworths Ltd.                           41,000    303,865
                                                           ----------
                                                              700,696
                                                           ----------
          Belgium -- 0.5%
          Delhaize Le Lion                           2,423    114,143
                                                           ----------
          Finland -- 1.7%
          Nokia oyj                                 19,000    279,257
          UPM-Kymmene oyj                            3,540    139,940
                                                           ----------
                                                              419,197
                                                           ----------
          France -- 13.6%
          Air Liquide SA                            10,400    174,826
          Aventis SA                                 1,212    187,214
          Axa                                        3,750    266,843
          BNP Paribas SA                             5,590    102,673
          Bouygues SA                                4,222    234,481
          Cap Gemini SA                              5,558    155,939
          Casino Guichard Perrachon                  2,045     81,632
          Essilor International SA                   1,398    118,890
          LaFarge                                    4,400    179,654
          Pernod-Ricard                              2,391    239,499
          Sanofi Synthelabo SA                       1,743    171,479
          Schneider SA                               4,000    244,367
          Suez SA                                    2,303    124,364
          Total Fina SA                              8,100    216,896
          Valeo SA                                   3,478    567,066
          Vinci                                      2,978    124,339
                                                     1,926    131,129
                                                           ----------
                                                            3,321,291
                                                           ----------
          Germany -- 7.9%
          Allianz AG                                 1,967    398,835
          Bayer AG                                   3,040     97,834
          Bayerische Hypo-und Vereinsbank AG         2,000     65,456
          Deutsche Bank AG                           5,212    363,898
          Deutsche Boerse AG                         1,878     80,274
          Deutsche Lufthansa AG                      3,500     49,984
          E.On AG                                    4,209    245,239
          Fraport AG                                 3,000     70,216
          Muenchener Rueckversicherungs --
           Gesellschaft AG                             558    132,815
          Schering AG                                2,957    187,042
          Siemens AG                                 2,300    138,641
          Union Electric Fenosa                      5,340     98,505
                                                           ----------
                                                            1,928,739
                                                           ----------
          Hong Kong -- 1.7%
          Hang Seng Bank Ltd.                        6,300     67,444
          Hutchison Whampoa Ltd.                    20,800    155,337
          Li & Fung Ltd,                            72,969     98,230
          Sun Hung Kai Properties Ltd.              13,000     98,753
                                                           ----------
                                                              419,764
                                                           ----------
          Ireland -- 0.2%
          Independent News & Media PLC              23,007     45,634
                                                           ----------
          Italy -- 3.7%
          Assicurazioni Generali                     1,999     47,362
          Autostrade SpA                            24,621    205,330

                        International Equity Portfolio

          Security Description                       Shares Value ($)
          --------------------                       ------ ----------
            Common Stocks -- continued
          Banca Nazionale del Lavoro                 49,353     86,194
          ENI SpA                                    14,439    230,335
          Telecom Italia SpA                         24,029    189,335
          Unicredito Italiano SpA                    29,709    134,945
                                                            ----------
                                                               893,501
                                                            ----------
          Japan -- 18.9%
          Aichi Steel Corp.                          37,000    189,053
          Ariake Japan Co. Ltd                        4,300    165,412
          Asahi Breweries                            22,000    184,529
          Honda Motor Corp.                           5,300    215,404
          Kao Corp.                                   5,000    115,404
          Leopalace21 Corp. #                        50,000    355,411
          Mitsui Marine & Fire Insurance Co., Ltd.   45,000    242,725
          NEC Corp.                                  20,000    139,488
          NTT DoCoMo Inc.                                20     49,339
          Nippon Telegraph & Telephone Corp.             29    119,560
          Nomura Securities Co., Ltd.                 6,000     88,309
          Rohm Co., Ltd.                              1,700    254,332
          Sanyo Electric Co., Ltd.                   58,000    253,671
          Seven-Eleven Japan Co. Ltd.                 1,000     39,471
          Sony Corp.                                  7,100    378,215
          Sumitomo Electric Industries               27,000    187,632
          Takeda Chemical Industries                  9,000    395,886
          Tokyo Electric Power Co.                    9,100    187,586
          Tokyo Gas Co.                              70,000    194,932
          Toyoda Automatic Looms Works, Ltd.         15,000    244,230
          Toyota Motor Corp.                         18,200    483,994
          Yamato Transport Co., Ltd.                  6,000    109,634
                                                            ----------
                                                             4,594,217
                                                            ----------
          Netherlands -- 8.5%
          Aegon NV                                    5,515    115,461
          Akzo Nobel NV #                             3,074    134,415
          Elsevier NV                                11,024    150,876
          Heineken NV                                 6,081    268,010
          ING Groep NV                               10,247    264,224
          Koninklijke Ahold NV                        4,500     95,059
          Koninklijke Philips Electronics NV          7,700    215,883
          Royal Dutch Petroleum Co.                  10,500    587,314
          Vedior NV                                   5,585     77,545
          Verenigde Nederlandse Uitgeversbedrijven
           Verenigd Bezit                             5,819    162,396
                                                            ----------
                                                             2,071,183
                                                            ----------
          New Zealand -- 0.2%
          Fisher & Paykel Healthcare Corp.            4,540     18,229
          Fisher & Paykel Appliances Holdings Ltd. #  4,730     21,179
                                                            ----------
                                                                39,408
                                                            ----------
          Norway -- 1.0%
          DnB Holding ASA                            13,429     73,239
          Tandberg ASA #                              7,000     82,607
          Telenor ASA                                22,400     79,452
                                                            ----------
                                                               235,298
                                                            ----------
          Portugal -- 0.7%
          Portugal Telecom SA                        25,329    179,608
                                                            ----------
          Singapore -- 1.6%
          Sinapore Airlines                          17,000    124,081
          Singapore Press Holdings Ltd.              10,000    112,595
          United Overseas Bank Ltd.                  22,000    158,085
                                                            ----------
                                                               394,761
                                                            ----------

Schedule of Portfolio Investments
June 30, 2002 (unaudited)
--------------------------------------------------------------------------------

                        International Equity Portfolio

         Security Description                        Shares Value ($)
         --------------------                        ------ ----------
          Common Stocks -- continued
         Spain -- 1.5%
         Endesa SA                                   12,021    175,370
         Telefonica SA                               22,281    187,826
                                                            ----------
                                                               363,196
                                                            ----------
         Sweden -- 1.7%
         Svenska Handelsbanken AB #                  16,400    251,758
         Volvo AB                                     8,234    171,384
                                                            ----------
                                                               423,142
                                                            ----------
         Switzerland -- 6.2%
         Clariant AG                                  3,200     76,442
         Nestle SA                                    1,934    452,863
         Novartis AG                                  8,797    388,531
         Roche Holdings AG                            1,019     77,358
         UBS AG                                       9,985    504,337
                                                            ----------
                                                             1,499,531
                                                            ----------
         United Kingdom -- 22.7%
         AWG PLC                                      3,200     26,951
         Amvescap PLC                                 2,193     17,949
         AstraZeneca PLC                              7,000    291,131
         BP Amoco PLC                                73,000    615,935
         BT Group PLC                                20,000     77,178
         Barclays PLC                                23,532    198,911
         Batm Advanced Communications, Ltd. #         9,500      2,909
         British American Tobacco PLC                15,220    164,310
         British Sky Broadcasting Group PLC #        27,368    263,605
         Canary Wharf Group PLC #                    10,500     71,550
         Capita Group PLC                            22,000    105,108
         Diageo PLC                                  19,620    255,976
         Exel PLC                                    14,500    185,513
         Fibernet Group PLC #                         8,200      6,090
         Glaxosmithkline PLC                         29,470    639,907
         HBOS PLC                                    21,330    231,905
         HSBC Holdings PLC                           33,177    383,316

                        International Equity Portfolio

          Security Description                     Shares  Value ($)
          --------------------                     ------- ----------
            Common Stocks -- continued
          International Power PLC                   15,400     39,617
          Kingfisher PLC                             5,454     26,412
          Lattice Group PLC                         36,280     95,000
          Legal & General Group PLC                 60,000    120,130
          Lloyds TSB Group PLC                      23,000    229,986
          Luminar PLC                                3,000     37,555
          National Grid Group PLC                    9,500     67,791
          Provident Financial PLC                    5,144     54,430
          Prudential PLC                            22,000    202,132
          QXLRicardo PLC #                          85,000        586
          Railtrack Group PLC **                     3,521         --
          Rank Group PLC                            17,875     73,220
          Rio Tinto PLC                              3,500     64,475
          Royal Bank of Scotland Group PLC           9,061    258,077
          Sage Group PLC                            18,000     46,720
          Sainsbury (J) PLC                         29,000    158,091
          United Utilities                          14,600    136,601
          Vodafone Group PLC                       275,000    378,997
                                                           ----------
                                                            5,528,064
                                                           ----------
          Total Common Stocks
           (Cost $24,755,461)                              23,171,373
                                                           ----------
          Total Investments -- 95.2%
           (Cost $24,755,461)                              23,171,373
                                                           ----------
          Other Assets less Liabilities -- 4.8%             1,196,854
                                                           ----------
          Total Net Assets -- 100.0%                       24,368,227
                                                           ----------
            Trustee Deferred Compensation*
          Flex-funds Highlands Growth Fund             571      7,617
          Flex-funds Muirfield Fund                  1,230      5,055
          Flex-funds Total Return Utilities Fund       257      3,683
          Meeder Advisor International Equity Fund     511      5,136
                                                           ----------
          Total Trustee Deferred Compensation
           (Cost $29,312)                                      21,491
                                                           ----------

  Forward Currency Contracts
                                                                                  Unrealized
                               Contract Amount  Contract Amount Contract Value   Appreciation  Delivery
Currency Purchased            in Local Currency in U.S. Dollars in U.S. Dollars (Depreciation)   Date
------------------            ----------------- --------------- --------------- -------------- --------
Australian Dollar                   (121,013)       (67,949)        (68,203)         (254)      7/2/02
British Pound                         22,131         33,838          33,890            52       7/1/02
Hong Kong Dollar                    (573,154)       (73,478)        (73,483)           (5)      7/1/02
Japanese Yen                     (19,116,324)      (160,050)       (159,862)          188       7/2/02

#  Represents non-income producing securities.
* Assets of affiliates to the International Equity Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.
** Shares suspended and company declared insolvent.

   Portfolio Composition by Industry as of June 30, 2002 (as a percent of total investments):

      Capital Goods, Materials & Services                           17.8%
      Consumer Goods                                                10.4%
      Finance                                                       25.5%
      Health                                                        11.1%
      Technology                                                     5.6%
      Transportation                                                 7.8%
      Utilities                                                     21.8%
                                                                   ------
      Total                                                        100.0%
                                                                   ------

See accompanying notes to financial statements.

Statements of Assets & Liabilities
June 30, 2002 (unaudited)
--------------------------------------------------------------------------------

                                                                      Tactical Asset   Utility       Core
                                                                        Allocation     Growth       Equity
                                                                           Fund         Fund         Fund
                                                                      -------------- ----------  -----------
Assets
Investments in corresponding portfolio, at value                       $ 2,329,293   $3,605,183  $ 4,936,430
Receivable from investment advisor                                          16,146       11,920       22,500
Unamortized organization costs                                                  --           --          190
Other assets                                                                 8,657       13,724       12,843
-------------------------------------------------------------------------------------------------------------
Total Assets                                                             2,354,096    3,630,827    4,971,963
-------------------------------------------------------------------------------------------------------------

Liabilities
Payable for capital stock redeemed                                          15,806          729           --
Dividends payable                                                               --        7,382           --
Dealer commissions payable                                                   2,172          405           --
Accrued distribution plan fees (12b-1) and shareholder service fees          6,268        7,234       10,187
Accrued transfer agent and administrative fees                                 659          605          801
Other accrued liabilities                                                    4,329        2,763        6,250
-------------------------------------------------------------------------------------------------------------
Total Liabilities                                                           29,234       19,118       17,238
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Total Net Assets                                                       $ 2,324,862   $3,611,709  $ 4,954,725
-------------------------------------------------------------------------------------------------------------

Net Assets
Capital                                                                $ 6,235,773   $4,855,188  $ 7,364,619
Accumulated undistributed (distributions in excess of) net investment
 income                                                                    (24,925)      (1,885)     (19,365)
Accumulated undistributed net realized gain (loss) from investments     (2,739,400)    (570,499)  (1,817,652)
Net unrealized appreciation (depreciation) of investments               (1,146,586)    (671,095)    (572,877)
-------------------------------------------------------------------------------------------------------------
Total Net Assets                                                       $ 2,324,862   $3,611,709  $ 4,954,725
-------------------------------------------------------------------------------------------------------------

Net Assets
Class A Shares                                                         $   256,624   $2,260,557  $ 2,715,809
Class C Shares                                                           2,068,238    1,351,152    2,238,916
-------------------------------------------------------------------------------------------------------------
Total                                                                  $ 2,324,862   $3,611,709  $ 4,954,725
-------------------------------------------------------------------------------------------------------------

Capital Stock Outstanding
 (indefinite number of shares authorized, $0.10 par value)
Class A Shares                                                              32,430      172,731      242,742
Class C Shares                                                             227,186      106,052      202,250
-------------------------------------------------------------------------------------------------------------
Total                                                                      259,616      278,783      444,992
-------------------------------------------------------------------------------------------------------------

Net Asset Value -- Redemption Price Per Share
 Class A Shares                                                        $      7.91   $    13.09  $     11.19
 Class C Shares*                                                       $      9.10   $    12.74  $     11.07
Maximum Sales Charge -- Class A Shares                                       5.75%        5.75%        5.75%
Maximum Offering Price Per Share -- Class A Shares                     $      8.39   $    13.89  $     11.87

*  Redemption price varies based upon holding period.

See accompanying notes to financial statements.

Statements of Assets & Liabilities
June 30, 2002 (unaudited)
--------------------------------------------------------------------------------

                                                                             International
                                                                              Equity Fund
                                                                             -------------
Assets
Investments in corresponding portfolio, at value                              $14,686,121
Other assets                                                                        8,054
------------------------------------------------------------------------------------------
Total Assets                                                                   14,694,175
------------------------------------------------------------------------------------------

Liabilities
Accrued distribution plan fees (12b-1) and shareholder service fees                 3,388
Accrued transfer agent, fund accounting and administrative fees                     4,163
Accrued audit fees                                                                  5,424
Other accrued liabilities                                                          10,936
------------------------------------------------------------------------------------------
Total Liabilities                                                                  23,911
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Total Net Assets                                                              $14,670,264
------------------------------------------------------------------------------------------

Net Assets
Capital                                                                       $20,762,589
Accumulated undistributed (distributions in excess of) net investment income      (44,604)
Accumulated undistributed net realized gain (loss) from investments            (3,770,999)
Net unrealized appreciation (depreciation) of investments                      (2,276,722)
------------------------------------------------------------------------------------------
Total Net Assets                                                              $14,670,264
------------------------------------------------------------------------------------------

Capital Stock Outstanding                                                       1,460,241
 (indefinite number of shares authorized, $0.10 par value)
Net Asset Value -- Redemption Price Per Share                                 $     10.05
Maximum Sales Charge                                                                5.75%
Maximum Offering Price Per Share                                              $     10.66

See accompanying notes to financial statements.

Statements of Operations
For the Six Months Ended June 30, 2002 (unaudited)
--------------------------------------------------------------------------------

                                                                    Tactical Asset   Utility       Core
                                                                      Allocation     Growth       Equity
                                                                         Fund         Fund         Fund
                                                                    -------------- -----------  ---------
Net Investment Income (Loss) from Corresponding Portfolio
Interest                                                               $  3,284    $     1,767  $   1,789
Dividends                                                                 2,967         82,244     43,263
Expenses net of reductions                                              (15,495)       (25,834)   (38,627)
----------------------------------------------------------------------------------------------------------
Total Net Investment Income (Loss) from Corresponding Portfolio          (9,244)        58,177      6,425
----------------------------------------------------------------------------------------------------------

Fund Expenses
Administrative                                                              685          1,076      1,548
Transfer agent                                                            3,878          3,882      4,091
Distribution plan (12b-1) -- Class A                                        325          3,350      4,332
Distribution plan (12b-1) -- Class C                                      9,401          6,459     10,285
Shareholder service -- Class A                                              325          3,350      4,332
Shareholder service -- Class C                                            3,134          2,153      3,428
Audit                                                                     1,481            990      1,485
Legal                                                                     1,129            869      1,117
Printing                                                                  1,157          1,562      4,188
Amortization of organizational costs                                         --             --        987
Postage                                                                     164            812      2,448
Registration and filing                                                   7,175          4,869      6,127
Insurance                                                                   731            171        442
Other                                                                     2,242          1,618      3,480
----------------------------------------------------------------------------------------------------------
Total Expenses Before Reductions                                         31,827         31,161     48,290
----------------------------------------------------------------------------------------------------------

Expenses reimbursed by investment advisor                               (16,146)       (11,920)   (22,500)
----------------------------------------------------------------------------------------------------------
Net Expenses                                                             15,681         19,241     25,790
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                            (24,925)        38,936    (19,365)
----------------------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss) from Investments from
  Corresponding Portfolio
Net realized gains (losses) from futures contracts                          920             --    (16,507)
Net realized gains (losses) from investments                            (30,520)      (315,054)  (441,946)
Net change in unrealized appreciation (depreciation) of investments     (40,534)      (818,783)  (398,295)
----------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) from Investments from
  Corresponding Portfolio                                               (70,134)    (1,133,837)  (856,748)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Net Change in Net Assets Resulting from Operations                     $(95,059)   $(1,094,901) $(876,113)
----------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

Statement of Operations
For the Six Months Ended June 30, 2002 (unaudited)
--------------------------------------------------------------------------------

                                                                                      International
                                                                                       Equity Fund
                                                                                      -------------
Net Investment Income from Corresponding Portfolio
Interest                                                                                $   1,306
Dividends                                                                                 186,787
Foreign taxes withheld                                                                    (17,585)
Expenses                                                                                 (114,584)
---------------------------------------------------------------------------------------------------
Total Net Investment Income from Corresponding Portfolio                                   55,924
---------------------------------------------------------------------------------------------------

Fund Expenses
Fund accounting                                                                            14,876
Transfer agent                                                                              8,204
Administrative                                                                              3,643
Distribution plan and shareholder service                                                   6,557
Audit                                                                                       7,924
Trustee                                                                                     5,734
Registration and filing                                                                     5,221
Amortization of organizational costs                                                        3,885
Printing                                                                                    3,171
Legal                                                                                       1,124
Postage                                                                                     1,251
Insurance                                                                                   1,424
Other                                                                                       8,497
---------------------------------------------------------------------------------------------------
Total Expenses                                                                             71,511
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                                              (15,587)
---------------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss) from Investments from Corresponding Portfolio
Net realized gains (losses) from investments and foreign currency transactions           (752,270)
Net change in unrealized appreciation (depreciation) of investments                       418,516
---------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) from Investments from Corresponding Portfolio    (333,754)
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Net Change in Net Assets Resulting from Operations                                      $(349,341)
---------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

Statements of Changes in Net Assets
For the Six Months Ended June 30, 2002 (unaudited)
--------------------------------------------------------------------------------

                                                         Tactical Asset Allocation Fund
                                                        --------------------------------
                                                           Total     Class A    Class C
                                                        ----------  --------  ----------
Operations
Net investment income (loss)                            $  (24,925) $ (1,926) $  (22,999)
Net realized gain (loss) from investments and futures
  contracts                                                (29,600)   (2,317)    (27,283)
Net change in unrealized appreciation (depreciation) of
  investments                                              (40,534)   (5,639)    (34,895)
-----------------------------------------------------------------------------------------
Net change in net assets resulting from operations         (95,059)   (9,882)    (85,177)
-----------------------------------------------------------------------------------------

Distributions to Shareholders
From net investment income                                      --        --          --
-----------------------------------------------------------------------------------------
Net change in net assets resulting from distributions           --        --          --
-----------------------------------------------------------------------------------------

Capital Transactions
Issued                                                      39,315    16,549      22,766
Reinvested                                                      --        --          --
Redeemed                                                  (652,458)  (27,097)   (625,361)
-----------------------------------------------------------------------------------------
Net change in net assets resulting from capital
  transactions                                            (613,143)  (10,548)   (602,595)
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Total Change in Net Assets                                (708,202)  (20,430)   (687,772)
-----------------------------------------------------------------------------------------

Net Assets -- Beginning of Period                        3,033,064   277,054   2,756,010
-----------------------------------------------------------------------------------------

Net Assets -- End of Period                             $2,324,862  $256,624  $2,068,238
-----------------------------------------------------------------------------------------

Share Transactions
Issued                                                       4,254     1,942       2,312
Reinvested                                                      --        --          --
Redeemed                                                   (69,859)   (3,269)    (66,590)
-----------------------------------------------------------------------------------------
Net change in shares                                       (65,605)   (1,327)    (64,278)
-----------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

        Utility Growth Fund                      Core Equity Fund
-----------------------------------    ------------------------------------
   Total         Class A     Class C      Total       Class A      Class C
-----------    ----------  ----------  -----------  -----------  ----------
$    38,936    $   25,601  $   13,335  $   (19,365) $    (8,244) $  (11,121)

   (315,054)     (190,478)   (124,576)    (458,453)    (255,505)   (202,948)

   (818,783)     (505,085)   (313,698)    (398,295)    (219,651)   (178,644)
----------------------------------------------------------------------------
 (1,094,901)     (669,962)   (424,939)    (876,113)    (483,400)   (392,713)
----------------------------------------------------------------------------

    (40,758)      (25,921)    (14,837)          --           --          --
----------------------------------------------------------------------------
    (40,758)      (25,921)    (14,837)          --           --          --
----------------------------------------------------------------------------

    119,711       102,933      16,778      350,421      137,825     212,596
     31,516        20,391      11,125           --           --          --
   (449,458)     (265,365)   (184,093)  (1,807,545)  (1,053,065)   (754,480)
----------------------------------------------------------------------------

   (298,231)     (142,041)   (156,190)  (1,457,124)    (915,240)   (541,884)
----------------------------------------------------------------------------
----------------------------------------------------------------------------
 (1,433,890)     (837,924)   (595,966)  (2,333,237)  (1,398,640)   (934,597)
----------------------------------------------------------------------------

  5,045,599     3,098,481   1,947,118    7,287,962    4,114,449   3,173,513
----------------------------------------------------------------------------

$ 3,611,709    $2,260,557  $1,351,152  $ 4,954,725  $ 2,715,809  $2,238,916
----------------------------------------------------------------------------

      7,659         6,542       1,117       27,986       11,051      16,935
      2,056         1,318         738           --           --          --
    (30,104)      (16,982)    (13,122)    (146,405)     (85,169)    (61,236)
----------------------------------------------------------------------------
    (20,389)       (9,122)    (11,267)    (118,419)     (74,118)    (44,301)
----------------------------------------------------------------------------

Statements of Changes in Net Assets
For the Year Ended December 31, 2001
--------------------------------------------------------------------------------

                                                           Tactical Asset Allocation Fund
                                                        -----------------------------------
                                                           Total      Class A     Class C
                                                        -----------  ---------  -----------
Operations
Net investment income (loss)                            $   (35,777) $  (1,150) $   (34,627)
Net realized gain (loss) from investments and futures
  contracts                                                (784,615)   (36,692)    (747,923)
Net change in unrealized appreciation (depreciation) of
  investments                                               (27,602)    (2,571)     (25,031)
--------------------------------------------------------------------------------------------
Net change in net assets resulting from operations         (847,994)   (40,413)    (807,581)
--------------------------------------------------------------------------------------------

Distributions to Shareholders
From net investment income                                 (189,852)   (20,573)    (169,279)
From net realized gain from investments and futures
  contracts                                                      --         --           --
--------------------------------------------------------------------------------------------
Net change in net assets resulting from distributions      (189,852)   (20,573)    (169,279)
--------------------------------------------------------------------------------------------

Capital Transactions
Issued                                                      465,764     53,114      412,650
Reinvested                                                  187,968     20,573      167,395
Redeemed                                                 (6,830,354)  (111,340)  (6,719,014)
--------------------------------------------------------------------------------------------
Net change in net assets resulting from capital
  transactions                                           (6,176,622)   (37,653)  (6,138,969)
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Total Change in Net Assets                               (7,214,468)   (98,639)  (7,115,829)
--------------------------------------------------------------------------------------------
Net Assets -- Beginning of Period                        10,247,532    375,693    9,871,839
--------------------------------------------------------------------------------------------
Net Assets -- End of Period                             $ 3,033,064  $ 277,054  $ 2,756,010
--------------------------------------------------------------------------------------------

Share Transactions
Issued                                                       45,050      5,770       39,280
Reinvested                                                   20,201      2,506       17,695
Redeemed                                                   (638,711)   (11,893)    (626,818)
--------------------------------------------------------------------------------------------
Net change in shares                                       (573,460)    (3,617)    (569,843)
--------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

         Utility Growth Fund                       Core Equity Fund
------------------------------------    -------------------------------------
   Total         Class A     Class C       Total       Class A      Class C
------------   ----------  -----------  -----------  -----------  -----------
$     84,219   $   50,853  $    33,366  $   (54,796) $   (23,183) $   (31,613)
   (245,089)     (168,877)     (76,212)  (1,264,185)    (707,359)    (556,826)
   (844,866)     (414,461)    (430,405)    (364,871)    (233,885)    (130,986)
------------------------------------------------------------------------------
 (1,005,736)     (532,485)    (473,251)  (1,683,852)    (964,427)    (719,425)
------------------------------------------------------------------------------

    (84,208)      (50,869)     (33,339)          --           --           --
     (1,915)       (1,169)        (746)    (475,468)    (267,017)    (208,451)
------------------------------------------------------------------------------
    (86,123)      (52,038)     (34,085)    (475,468)    (267,017)    (208,451)
------------------------------------------------------------------------------

   1,334,194      878,053      456,141    1,130,447      497,848      632,599
      79,420       50,794       28,626      463,741      261,016      202,725
 (1,726,886)     (329,342)  (1,397,544)  (5,100,633)  (2,800,044)  (2,300,589)
------------------------------------------------------------------------------

   (313,272)      599,505     (912,777)  (3,506,445)  (2,041,180)  (1,465,265)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
 (1,405,131)       14,982   (1,420,113)  (5,665,765)  (3,272,624)  (2,393,141)
------------------------------------------------------------------------------
   6,450,730    3,083,499    3,367,231   12,953,727    7,387,073    5,566,654
------------------------------------------------------------------------------
$  5,045,599   $3,098,481  $ 1,947,118  $ 7,287,962  $ 4,114,449  $ 3,173,513
------------------------------------------------------------------------------

      70,311       45,676       24,635       77,514       33,189       44,325
       4,344        2,761        1,583       36,000       20,187       15,813
    (95,237)      (18,010)     (77,227)    (355,642)    (194,902)    (160,740)
------------------------------------------------------------------------------
    (20,582)       30,427      (51,009)    (242,128)    (141,526)    (100,602)
------------------------------------------------------------------------------

Statements of Changes in Net Assets
For the Six Months Ended June 30, 2002 (unaudited) and the Year Ended December 31, 2001
--------------------------------------------------------------------------------

                                                                    International Equity Fund
                                                                    -------------------------
                                                                        2002         2001
                                                                    -----------  ------------
Operations
Net investment income (loss)                                        $   (15,587) $    (73,813)
Net realized gain (loss) from investments and futures contracts        (752,270)   (2,954,523)
Net change in unrealized appreciation (depreciation) of investments     418,516    (3,466,068)
----------------------------------------------------------------------------------------------
Net change in net assets resulting from operations                     (349,341)   (6,494,404)
----------------------------------------------------------------------------------------------

Capital Transactions
Issued                                                                  376,811    13,199,362
Redeemed                                                               (628,112)  (12,626,231)
----------------------------------------------------------------------------------------------
Net change in net assets resulting from capital transactions           (251,301)      573,131
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Total Change in Net Assets                                             (600,642)   (5,921,273)
----------------------------------------------------------------------------------------------

Net Assets -- Beginning of Period                                    15,270,906    21,192,179
----------------------------------------------------------------------------------------------

Net Assets -- End of Period                                         $14,670,264  $ 15,270,906
----------------------------------------------------------------------------------------------

Share Transactions
Issued                                                                   38,244     1,145,621
Redeemed                                                                (62,871)   (1,236,631)
----------------------------------------------------------------------------------------------
Net change in shares                                                    (24,627)      (91,010)
----------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

Financial Highlights
For a Share Outstanding Through the Six Months Ended June 30, 2002 (unaudited)
and
Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

Tactical Asset Allocation Fund

                                                                       2002                 2001
                                                                -----------------   -------------------
                                                                 Class A   Class C   Class A    Class C
                                                                -------   -------   --------   --------
Net Asset Value, Beginning of Period                            $  8.21   $  9.46   $  10.05   $  11.46
---------------------------------------------------------------------------------------------------------

Income from Investment Operations
Net investment income (loss)                                      (0.06)*   (0.08)*    (0.04)*    (0.07)*
Net gains (losses) on securities (both realized and unrealized)   (0.24)    (0.28)     (1.14)     (1.31)
---------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  (0.30)    (0.36)     (1.18)     (1.38)
---------------------------------------------------------------------------------------------------------

Less Distributions
From net investment income                                           --        --      (0.66)     (0.62)
From net capital gains                                               --        --         --         --
In excess of net realized gains                                      --        --         --         --
---------------------------------------------------------------------------------------------------------
Total Distributions                                                  --        --      (0.66)     (0.62)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $  7.91   $  9.10   $   8.21   $   9.46
---------------------------------------------------------------------------------------------------------

Total Return (excludes sales and redemption charges and
  assumes reinvestment of distributions)(1)
                                                                 (3.65%)
                                                                           (3.81%)
                                                                                     (11.76%)
                                                                                                (12.06%)

Ratios/Supplemental Data
Net assets, end of period ($000)                                $   257   $ 2,068   $    277   $  2,756
Ratio of net expenses to average net assets(2)                    1.90%     2.25%      1.80%      2.16%
Ratio of net investment income (loss) to average net assets(2)   (1.46%)   (1.81%)    (0.39%)    (0.70%)
Ratio of expenses to average net assets before
  reductions(2)(4)                                                4.17%     3.33%      3.68%      2.87%
Portfolio turnover rate(1)(3)                                    70.12%    70.12%    297.81%    297.81%

(1) Not annualized for periods of less than one full year.
(2) Annualized for periods of less than one full year.
(3) Represents turnover rate of corresponding portfolio.
(4) Ratio includes reductions in corresponding portfolio.
*   Per share amounts were calculated using the average share method.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------



       2000                  1999                1998                1997
------------------    ------------------  ------------------  ------------------
 Class A     Class C   Class A   Class C   Class A   Class C   Class A   Class C
--------    --------  --------  --------  --------  --------  --------  --------
$  12.50    $  14.15  $  13.87  $  15.33  $  11.07  $  12.25  $  12.56  $  13.52
---------------------------------------------------------------------------------

   0.27 *      0.30 *     0.06      0.06      0.05      0.05      0.40      0.14
   (2.35)      (2.72)     1.80      1.99      3.07      3.38      1.78      2.26
---------------------------------------------------------------------------------
   (2.08)      (2.42)     1.86      2.05      3.12      3.43      2.18      2.40
---------------------------------------------------------------------------------

   (0.37)      (0.27)    (0.06)    (0.06)    (0.05)    (0.05)    (0.40)    (0.14)
      --          --     (0.87)    (2.90)    (0.27)    (0.30)    (2.93)    (3.17)
      --          --     (2.30)    (0.27)       --        --     (0.34)    (0.36)
---------------------------------------------------------------------------------
   (0.37)      (0.27)    (3.23)    (3.23)    (0.32)    (0.35)    (3.67)    (3.67)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
$  10.05    $  11.46  $  12.50  $  14.15  $  13.87  $  15.33  $  11.07  $  12.25
---------------------------------------------------------------------------------

 (16.90%)    (17.24%)   15.62%    15.33%    28.38%    28.13%    17.29%    17.71%

$    376    $  9,872  $    625  $ 22,068  $     59  $ 14,982  $     36  $ 14,501
   1.75%       2.14%     1.77%     2.13%     2.00%     2.10%     2.00%     2.10%
   2.39%       2.00%     1.02%     0.45%     0.45%     0.39%     0.99%     0.86%
   2.34%       2.16%     3.66%     2.24%    10.38%     2.48%     6.16%     2.50%
 405.88%     405.88%   787.66%   787.66%   128.31%   128.31%   395.42%   395.42%

Financial Highlights
For a Share Outstanding Through the Six Months Ended June 30, 2002 (unaudited)
and
Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

Utility Growth Fund

                                                           2002                2001
                                                    ------------------  ------------------
                                                     Class A   Class C   Class A   Class C
                                                    --------  --------  --------  --------
Net Asset Value, Beginning of Period                $  17.04  $  16.60  $  20.36  $  20.00
-------------------------------------------------------------------------------------------

Income from Investment Operations
Net investment income                                   0.15      0.12      0.29      0.22
Net gains (losses) on securities (both realized and
  unrealized)                                          (3.95)    (3.85)    (3.31)    (3.38)
-------------------------------------------------------------------------------------------
Total from Investment Operations                       (3.80)    (3.73)    (3.02)    (3.16)
-------------------------------------------------------------------------------------------

Less Distributions
From net investment income                             (0.15)    (0.13)    (0.29)    (0.23)
In excess of net investment income                        --        --        --        --
From net capital gains                                    --        --     (0.01)    (0.01)
In excess of net realized gains                           --        --        --        --
-------------------------------------------------------------------------------------------
Total Distributions                                    (0.15)    (0.13)    (0.30)    (0.24)
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $  13.09  $  12.74  $  17.04  $  16.60
-------------------------------------------------------------------------------------------

Total Return (excludes sales and redemption charges
  and assumes reinvestment of distributions)(1)      (22.41%)  (22.57%)  (14.96%)  (15.90%)

Ratios/Supplemental Data
Net assets, end of period ($000)                    $  2,261  $  1,351  $  3,098  $  1,947
Ratio of net expenses to average net assets(2)         1.90%     2.25%     1.85%     2.25%
Ratio of net investment income to average net
  assets(2)                                            1.90%     1.54%     1.57%     1.21%
Ratio of expenses to average net assets before
  reductions(2)(4)                                     2.44%     3.02%     2.14%     2.65%
Portfolio turnover rate(1)(3)                         17.75%    17.75%    22.74%    22.74%

(1) Not annualized for periods of less than one full year.
(2) Annualized for periods of less than one full year.
(3) Represents turnover rate of corresponding portfolio.
(4) Ratio includes reductions in corresponding portfolio.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------



      2000                1999              1998              1997
----------------    ----------------  ----------------  ----------------
Class A    Class C  Class A  Class C  Class A  Class C  Class A  Class C
-------    -------  -------  -------  -------  -------  -------  -------
$ 19.73    $ 19.47  $ 18.59  $ 18.38  $ 17.37  $ 17.17  $ 15.09  $ 14.91
-------------------------------------------------------------------------
   0.27       0.17     0.29     0.20     0.23     0.16     0.22     0.19

   3.63       3.56     3.44     3.38     1.20     1.21     4.03     3.99
-------------------------------------------------------------------------
   3.90       3.73     3.73     3.58     1.43     1.37     4.25     4.18
-------------------------------------------------------------------------
  (0.25)     (0.16)   (0.29)   (0.20)   (0.21)   (0.16)   (0.22)   (0.19)
     --      (0.02)      --       --       --       --       --       --
  (3.02)     (2.65)   (0.01)      --       --       --       --       --
     --      (0.37)   (2.29)   (2.29)      --       --    (1.75)   (1.73)
-------------------------------------------------------------------------
  (3.27)     (3.20)   (2.59)   (2.49)   (0.21)   (0.16)   (1.97)   (1.92)
-------------------------------------------------------------------------
-------------------------------------------------------------------------
$ 20.36    $ 20.00  $ 19.73  $ 19.47  $ 18.59  $ 18.38  $ 17.37  $ 17.17
-------------------------------------------------------------------------
 20.37%     19.72%   20.34%   19.72%    8.34%    8.08%   28.41%   28.25%
$ 3,083    $ 3,367  $ 2,082  $ 2,156  $ 1,550  $ 1,299  $ 1,285  $ 1,283
  1.75%      2.25%    1.82%    2.25%    2.00%    2.25%    2.00%    2.25%

  1.28%      0.79%    1.47%    0.97%    1.20%    0.93%    1.36%    1.21%

  2.83%      3.30%    2.89%    3.37%    3.82%    4.33%    4.07%    4.56%
 37.07%     37.07%   69.20%   69.20%   51.36%   51.36%   41.22%   41.22%

Financial Highlights
For a Share Outstanding Through the Six Months Ended June 30, 2002 (unaudited) and Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------


Core Equity Fund

                                                               2002                2001
                                                        ------------------  ------------------
                                                         Class A   Class C   Class A   Class C
                                                        --------  --------  --------  --------
Net Asset Value, Beginning of Period                    $  12.99  $  12.87  $  16.12  $  16.04
-----------------------------------------------------------------------------------------------

Income from Investment Operations
Net investment income (loss)                               (0.03)    (0.05)    (0.07)    (0.13)
Net gains (losses) on securities (both realized and
  unrealized)                                              (1.77)    (1.75)    (2.17)    (2.15)
-----------------------------------------------------------------------------------------------
Total from Investment Operations                           (1.80)    (1.80)    (2.24)    (2.28)
-----------------------------------------------------------------------------------------------

Less Distributions
From net investment income                                    --        --        --        --
From net capital gains                                        --        --     (0.89)    (0.89)
In excess of net realized gains                               --        --        --        --
-----------------------------------------------------------------------------------------------
Total Distributions                                           --        --     (0.89)    (0.89)
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $  11.19  $  11.07  $  12.99  $  12.87
-----------------------------------------------------------------------------------------------

Total Return (excludes sales and redemption charges and
  assumes reinvestment of distributions)(1)
                                                         (13.86%)
                                                                   (13.99%)
                                                                             (13.88%)
                                                                                       (14.20%)

Ratios/Supplemental Data
Net assets, end of period ($000)                        $  2,716  $  2,239  $  4,114  $  3,174
Ratio of net expenses to average net assets(2)             1.91%     2.26%     1.84%     2.15%
Ratio of net investment income (loss) to average net
  assets(2)                                               (0.47%)   (0.81%)   (0.42%)   (0.73%)
Ratio of expenses to average net assets before
  reductions(2)(4)                                         2.61%     3.13%     2.31%     2.81%
Portfolio turnover rate(1)(3)                             25.11%    25.11%    36.99%    36.99%

(1) Not annualized for periods of less than one full year.
(2) Annualized for periods of less than one full year.
(3) Represents turnover rate of corresponding portfolio.
(4) Ratio includes reductions in corresponding portfolio.
*   Commenced operations on July 31, 1997.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------



       2000                 1999              1998                  1997
------------------    ----------------  ----------------  --------------------
 Class A     Class C  Class A  Class C  Class A  Class C   Class A*     Class C*
--------    --------  -------  -------  -------  -------  --------    --------
$  18.28    $  18.24  $ 15.32  $ 15.32  $ 12.67  $ 12.66  $  12.50    $  12.50
----------------------------------------------------------------------------------

   (0.06)      (0.11)   (0.04)   (0.05)      --    (0.01)     0.01       (0.01)

   (1.78)      (1.77)    3.27     3.24     2.88     2.90      0.24        0.24
----------------------------------------------------------------------------------
   (1.84)      (1.88)    3.23     3.19     2.88     2.89      0.25        0.23
----------------------------------------------------------------------------------

      --          --       --       --       --       --     (0.01)         --
      --       (0.32)   (0.27)      --    (0.23)   (0.23)    (0.05)      (0.05)
   (0.32)         --       --    (0.27)      --       --     (0.02)      (0.02)
----------------------------------------------------------------------------------
   (0.32)      (0.32)   (0.27)   (0.27)   (0.23)   (0.23)    (0.08)      (0.07)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
$  16.12    $  16.04  $ 18.28  $ 18.24  $ 15.32  $ 15.32  $  12.67    $  12.66
----------------------------------------------------------------------------------

 (10.07%)    (10.31%)  21.16%   20.90%   22.78%   22.85%     2.00%(4)    1.88% (4)

$  7,387    $  5,567  $ 7,113  $ 5,506  $ 5,375  $ 2,466  $    245    $     80
   1.75%       2.00%    1.77%    1.99%    1.80%    1.97%     2.00%(3)    2.25% (3)

  (0.36%)     (0.61%)  (0.23%)  (0.46%)   0.09%   (0.11%)    0.10%(3)   (0.13%)(3)

   1.93%       2.44%    2.02%    2.55%    3.13%    3.85%     9.50%(3)   16.58% (3)
  58.03%      58.03%   51.22%   51.22%   79.98%   79.98%   129.79%(4)  129.79% (4)

Financial Highlights
For a Share Outstanding Through the Six Months Ended June 30, 2002 (unaudited) and Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------


International Equity Fund

                                                       2002      2001      2000      1999     1998    1997*
                                                    -------    --------  --------  -------  -------  -------
Net Asset Value, Beginning of Period                $ 10.28    $  13.45  $  17.37  $ 14.47  $ 12.18  $ 12.50
-------------------------------------------------------------------------------------------------------------

Income from Investment Operations
Net investment income (loss)                          (0.01)      (0.05)    (0.06)   (0.04)   (0.02)   (0.02)
Net gains (losses) on securities (both realized and
  unrealized)                                         (0.22)      (3.12)    (2.26)    4.31     2.43    (0.30)
-------------------------------------------------------------------------------------------------------------
Total from Investment Operations                      (0.23)      (3.17)    (2.32)    4.27     2.41    (0.32)
-------------------------------------------------------------------------------------------------------------

Less Distributions
In excess of net investment income                       --          --        --       --    (0.04)      --
From net capital gains                                   --          --     (1.47)   (1.37)   (0.08)      --
In excess of net capital gains                           --          --     (0.08)      --       --       --
From tax return of capital                               --          --     (0.05)      --       --       --
-------------------------------------------------------------------------------------------------------------
Total Distributions                                      --          --     (1.60)   (1.37)   (0.12)      --
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $ 10.05    $  10.28  $  13.45  $ 17.37  $ 14.47  $ 12.18
-------------------------------------------------------------------------------------------------------------

Total Return (excludes sales and redemption
  charges and assumes reinvestment of
  distributions)(1)                                  (2.24%)    (23.40%)  (13.37%)  30.07%   19.78%   (2.56%)

Ratios/Supplemental Data
Net assets, end of period ($000)                    $14,670    $ 15,271  $ 21,192  $23,474  $18,273  $12,190
Ratio of net expenses to average net assets(2)        2.55%       1.99%     1.87%    2.00%    2.00%    2.00%
Ratio of net investment income (loss) to average
  net assets(2)                                      (0.21%)     (0.34%)   (0.41%)  (0.28%)  (0.18%)  (0.43%)
Ratio of expenses to average net assets before
  reductions(2)                                       2.55%       1.99%     1.87%    2.37%    2.17%    2.68%
Portfolio turnover rate(1)                           13.77%(3)   94.20%    69.03%   72.52%   86.13%   12.71%

(1) Not annualized for periods of less than one full year.
(2) Annualized for periods of less than one full year.
(3) Represents turnover rate of corresponding portfolio.
*   Commenced operations on September 2, 1997.

See accompanying notes to financial statements.

Notes to Financial Statements
June 30, 2002 (unaudited)
--------------------------------------------------------------------------------


1.  Organization and Significant Accounting Policies

The Meeder Advisor Funds Trust (formerly the Flex-Partners Trust) (the "Trust") was organized in 1992 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. At June 30, 2002, the Trust consisted of seven series. The accompanying financial statements relate only to the following Funds: Tactical Asset Allocation Fund ("TAA"), Utility Growth Fund ("UGF"), Core Equity Fund ("CEF"), and the International Equity Fund ("International") (each a "Fund" and collectively the "Funds"). TAA, UGF, and CEF each offer two classes of shares (Class A and Class C). The Class A shares are subject to an initial sales charge imposed at the time of purchase and certain redemptions may have a contingent deferred sales charge applied to it in accordance with the Funds' prospectus. Certain redemptions of Class C shares made within two years of purchase are subject to a contingent deferred sales charge in accordance with the Funds' prospectus. Sales charges for International are identical to those set forth above for Class A. Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and service expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Each Fund invests all of its investable assets in a corresponding open-end management investment company (each a "Portfolio" and collectively the "Portfolios") having the same investment objective as the Fund. Each Fund, each Portfolio into which the Fund invests and the percentage of each Portfolio owned by the respective Fund is as follows:

                                                                Percentage of
                                                               Portfolio Owned
                                                                by Fund as of
 Fund                           Portfolio                      June 30, 2002*
 ----                           ---------                      ---------------
 Tactical Asset Allocation Fund Asset Allocation Portfolio            4%
 Utility Growth Fund            Utilities Portfolio                  13%
 Core Equity Fund               Growth Stock Portfolio               15%
 International Equity Fund      International Equity Portfolio       60%

* There is a partner in each Portfolio, except International Equity Portfolio, that owns a de minimis position.

The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included elsewhere in this report and should be read in conjunction with the financial statements of each respective Fund.

Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of investments. Each Fund records its investment in the corresponding Portfolio at value. Valuation of securities held by each Portfolio is discussed in the Portfolios' notes to financial statements included elsewhere in this report.

Federal income taxes. It is each Fund's policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains to its shareholders. Therefore, no federal income tax provision is required.

Distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. TAA and CEF declare and pay dividends from net investment income, if any, on a quarterly basis. UGF declares and pays dividends from net investment income on a monthly basis. International declares and pays dividends from net investment income, if any, on an annual basis. Each Fund distributes net capital gains, if any, on an annual basis.

Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations that may differ from GAAP. These differences are primarily due to deferrals of certain losses, expiring capital loss carryforwards, and differing treatments of unrealized gains and losses of futures contracts held by each Fund's corresponding Portfolio, and differing treatment of gains and losses realized in transactions denominated in foreign currency. Accordingly, timing differences relating to shareholder distributions are reflected in the components of net assets and permanent book and tax differences relating to shareholder distributions have been reclassified within the components of net assets. Differences identified and reclasses made for the period ended December 31, 2001 were as follows:

                                                             Undistributed Net
                                           Undistributed Net Realized Gains and
                                 Capital   Investment Income       Losses
                                ---------  ----------------- ------------------
 Tactical Asset Allocation Fund $(187,477)     $(149,652)        $ 337,129
 Utility Growth Fund              (28,296)           763            27,533
 Core Equity Fund                  85,809         56,649          (142,458)
 International Equity Fund       (116,964)       (44,137)          161,101

Investment income & expenses. The Funds record daily their proportionate share of the Portfolios' income, expenses, and realized and unrealized gains and losses. In addition, the Funds accrue their own expenses. Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund's relative net assets or other appropriate basis. Expenses of each Fund, other than expenses incurred pursuant to the Class A and Class C distribution and shareholder services plans, are allocated to the separate classes based on their relative net assets or other appropriate basis.

The costs related to the organization of each of the four Funds have been deferred and are being amortized by each Fund on a straight-line basis over a five-year period. As of June 30, 2002, organizational costs for TAA, UGF, and International have been fully amortized.

2.  Agreements and Other Transactions With Affiliates

Meeder Asset Management, Inc. (formerly R. Meeder & Associates) ("MAM"), a wholly-owned subsidiary of Meeder Financial, Inc. (formerly Muirfield Investors, Inc.) ("Meeder"), provides each Portfolio with investment management, research, statistical and advisory services. Under separate Investment Subadvisory Agreements with MAM, Miller/Howard Investments, Inc. ("Miller/Howard"), Sector Capital Management, L.L.C. ("Sector Capital"), and CGU Fund Management ("CGU") serve as subadvisors of the Utilities Portfolio, the Growth Stock Portfolio and the International Equity Portfolio, respectively. Sub-subadvisors, selected by Sector Capital, subject to the review and approval of the Trustees of the Growth Stock Portfolio, are responsible for the selection of individual portfolio securities for the assets of the Portfolio assigned to them by Sector Capital.

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of Meeder, serves as stock transfer, dividend disbursing and shareholder services agent for each Fund. In compensation for such services, each Fund pays MFSCo an annual fee equal to the greater of $15 per active shareholder account or 0.12% of each Fund's average daily net assets. MFSCo is entitled to receive an annual minimum fee of $4,000 for each class of shares per Fund. For Fund's which are subject to an expense cap and which are above the expense cap, the basis point fee will be reduced by 0.02%. MFSCo has voluntarily reduced the basis point fee by 0.02% for International even though the Fund is not currently subject to an expense cap.

MFSCo provides the Trust with certain administrative services. In compensation for such services, each Fund pays MFSCo an annual fee equal to 0.05% of each Fund's average daily net assets.

MFSCo serves as accounting services agent for International. In compensation for such services, International pays MFSCo an annual fee equal to the greater of:

    a. 0.03% of the first $100 million of average daily net assets, 0.02% of the next $150 million of average daily net assets, and 0.01% in excess of $250 million of average daily net assets, or
    b. $30,000.

MAM has agreed to reduce its fees and/or reimburse expenses, including expenses allocated from each respective Portfolio (excluding interest, taxes, brokerage fees, and extraordinary expenses), to limit TAA, UGF, and CEF's total annual operating expenses to 1.90% for Class A and 2.25% for Class C of average daily net assets. Such reimbursement is limited to the total of fees charged to the Fund by MAM and MFSCo. For the six months ended June 30, 2002, MAM reimbursed $16,146, $11,920, and $22,500 for TAA, UGF, and CEF, respectively.

Pursuant to Rule 12b-1 of the 1940 Act, a mutual fund can adopt a written plan to pay certain expenses out of fund assets relating to the sale and distribution of its shares. TAA, UGF, and CEF have adopted two distribution plans with Adviser Dealer Services, Inc. (the "Distributor"). Under these distribution plans, each fund class pays the Distributor fees at an annual rate of 0.25% and 0.75% of average daily net assets of Class A and Class C shares, respectively. Additionally, TAA, UGF, and CEF have adopted two service plans. Under these service plans, each fund pays the Distributor fees at an annual rate of 0.25% of average daily net assets of Class A and Class C shares. International has adopted distribution and service plans. Under each plan, International pays the Distributor fees at an annual rate of up to 0.25% of average daily net assets. For International, the Distributor is not paid a distribution or service fee on certain assets.

For the six month ended June 30, 2002, the Distributor received $951 in sales commissions from the sale of Class A shares. The Distributor also received $4,934 of contingent deferred sales charges relating to redemptions of Class C shares.

3.  Federal Tax Information

During the year ended December 31, 2001, the Utility Growth Fund and Core Equity Fund declared long-term capital gain distributions of $1,915 and $475,468, respectively.

For federal income tax purposes, the following Funds have capital loss carryforwards as of December 31, 2001, which are available to offset future capital gains, if any:

                                                        Amount   Expires
                                                      ---------- -------
        Tactical Asset Allocation Fund                $1,902,842  2008
        Tactical Asset Allocation Fund                   806,958  2009
        Utility Growth Fund                                6,938  2009
        Core Equity Fund                               1,044,774  2009
        International Equity Fund                      2,398,828  2009

Statements of Assets & Liabilities
June 30, 2002 (unaudited)
--------------------------------------------------------------------------------



                                                      Asset                              International
                                                    Allocation   Utilities  Growth Stock    Equity
                                                    Portfolio    Portfolio   Portfolio     Portfolio
                                                    ----------- ----------- ------------ -------------
Assets
Investments, at value*                              $52,946,788 $26,497,675 $31,369,673   $23,171,373
Repurchase agreements, at value*                      3,154,000     630,000     825,000            --
Trustee deferred compensation investments, at value      97,500      25,008      47,266        21,491
Cash                                                        240          36         498       831,459
Receivable for securities sold                               --          --      52,543       450,141
Interest and dividend receivable                         16,607      41,540      32,254        61,269
Prepaid expenses/other assets                            21,235      16,706       6,848         3,276
------------------------------------------------------------------------------------------------------
Total Assets                                         56,236,370  27,210,965  32,334,082    24,539,009
------------------------------------------------------------------------------------------------------

Liabilities
Payable for securities purchased                             --          --      11,864        99,463
Payable for Trustee Deferred Compensation Plan           97,500      25,008      47,266        21,491
Payable for foreign currency contract                        --          --          --            19
Payable to investment advisor                            42,663      21,788      25,223        18,234
Accrued fund accounting fees                              3,462       2,696       3,035            --
Other accrued liabilities                                19,620       7,226      13,074        31,575
------------------------------------------------------------------------------------------------------
Total Liabilities                                       163,245      56,718     100,462       170,782
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Total Net Assets                                    $56,073,125 $27,154,247 $32,233,620   $24,368,227
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
*  Investments, at cost                             $55,702,687 $32,785,445 $35,150,076   $24,755,461
------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

Statements of Operations
For the Six Months Ended June 30, 2002 (unaudited)
--------------------------------------------------------------------------------


                                                             Asset                               International
                                                           Allocation   Utilities   Growth Stock    Equity
                                                           Portfolio    Portfolio    Portfolio     Portfolio
                                                          -----------  -----------  ------------ -------------
Investment Income
Interest                                                  $    71,687  $    13,136  $    15,592   $     2,162
Dividends                                                      62,486      610,330      252,128       309,402
Foreign taxes withheld                                             --           --           --       (30,162)
--------------------------------------------------------------------------------------------------------------
Total Investment Income                                       134,173      623,466      267,720       281,402
--------------------------------------------------------------------------------------------------------------

Expenses
Investment advisor                                            287,746      164,581      183,617       120,599
Fund accounting                                                20,401       17,571       18,053            --
Trustee                                                        14,442        8,390        9,963            --
Audit                                                           5,682        6,459        6,570            --
Custodian                                                       7,050        4,466       10,621        67,875
Legal                                                           1,176        1,176        1,124            --
Insurance                                                       2,076        1,376        2,438            --
Other                                                           4,107        3,605        4,242            --
--------------------------------------------------------------------------------------------------------------
Total Expenses Before Reductions                              342,680      207,624      236,628       188,474
--------------------------------------------------------------------------------------------------------------

Investment advisor fees waived                                     --           --       (1,697)           --
Expenses paid indirectly                                      (11,737)     (15,646)      (7,469)           --
--------------------------------------------------------------------------------------------------------------
Total Net Expenses                                            330,943      191,978      227,462       188,474
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                 (196,770)     431,488       40,258        92,928
--------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from futures contracts                15,875           --     (112,863)           --
Net realized gain (loss) from investment transactions and
  distributions of realized gains by other investment
  companies                                                  (565,313)  (2,357,468)  (2,637,773)   (1,154,509)
Net change in unrealized appreciation (depreciation) of
  investments                                              (1,182,514)  (6,075,038)  (2,488,949)      598,435
--------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) from Investments   (1,731,952)  (8,432,506)  (5,239,585)     (556,074)
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Net Change in Net Assets Resulting from Operations        $(1,928,722) $(8,001,018) $(5,199,327)  $  (463,146)
--------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

Statements of Changes in Net Assets
For the Six Months Ended June 30, 2002 (unaudited) and the Year Ended December 31, 2001
--------------------------------------------------------------------------------


                                                                              Asset Allocation Portfolio
                                                                              --------------------------
                                                                                  2002          2001
                                                                              ------------  ------------
Operations
Net investment income (loss)                                                  $   (196,770) $    326,042
Net realized gain (loss) from investments and futures contracts                   (549,438)  (11,680,310)
Net change in unrealized appreciation (depreciation) of investments             (1,182,514)      453,972
---------------------------------------------------------------------------------------------------------
Net change in net assets resulting from operations                              (1,928,722)  (10,900,296)
---------------------------------------------------------------------------------------------------------

Transactions of Investors' Beneficial Interests
Contributions                                                                    7,220,964    10,615,294
Withdrawals                                                                    (15,070,653)  (42,465,682)
---------------------------------------------------------------------------------------------------------
Net change in net assets resulting from transactions of investors' beneficial
  interests                                                                     (7,849,689)  (31,850,388)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Total Change in Net Assets                                                      (9,778,411)  (42,750,684)
---------------------------------------------------------------------------------------------------------

Net Assets -- Beginning of Period                                               65,851,536   108,602,220
---------------------------------------------------------------------------------------------------------

Net Assets -- End of Period                                                   $ 56,073,125  $ 65,851,536
---------------------------------------------------------------------------------------------------------

*  Commenced operations on November 2, 2001.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------


   Utilities Portfolio         Growth Stock Portfolio    International Equity Portfolio
-------------------------    --------------------------  -----------------------------
    2002           2001          2002          2001          2002           2001*
-----------    ------------  ------------  ------------   -----------     -----------
$   431,488    $    823,591  $     40,258  $     81,469  $    92,928     $   (35,635)
 (2,357,468)     (2,260,797)   (2,750,636)   (3,015,271)  (1,154,509)       (463,823)
 (6,075,038)     (4,483,414)   (2,488,949)   (4,413,855)     598,435       1,162,350
---------------------------------------------------------------------------------------
 (8,001,018)     (5,920,620)   (5,199,327)   (7,347,657)    (463,146)        662,892
---------------------------------------------------------------------------------------

  6,436,876      22,964,327    12,059,420     6,402,311      386,710      27,884,528
 (7,208,538)    (12,007,187)  (14,928,417)  (15,939,452)    (716,513)     (3,386,244)
---------------------------------------------------------------------------------------
   (771,662)     10,957,140    (2,868,997)   (9,537,141)    (329,803)     24,498,284
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 (8,772,680)      5,036,520    (8,068,324)  (16,884,798)    (792,949)     25,161,176
---------------------------------------------------------------------------------------

 35,926,927      30,890,407    40,301,944    57,186,742   25,161,176              --
---------------------------------------------------------------------------------------

$27,154,247    $ 35,926,927  $ 32,233,620  $ 40,301,944  $24,368,227     $25,161,176
---------------------------------------------------------------------------------------

Financial Highlights
Ratios/Supplementary Data for the Six Months Ended June 30, 2002
(unaudited) and Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------


Asset Allocation Portfolio

                                           2002     2001      2000      1999     1998     1997
                                         -------  --------  --------  -------- -------- --------

Total Return(1)                           (3.25%)  (10.21%)  (15.30%)   17.39%   30.23%   19.29%
Net assets, end of period ($000)         $56,073  $ 65,852  $108,602  $178,541 $140,808 $144,533
Ratio of net expenses to average net
  assets(2)                                1.10%     1.02%     0.88%     0.86%    0.91%    0.89%
Ratio of net investment income (loss) to
  average net assets(2)                   (0.65%)    0.40%     3.28%     1.69%    1.56%    2.08%
Ratio of expenses to average net assets
  before reductions(2)                     1.14%     1.08%     0.88%     0.86%    0.91%    0.89%
Portfolio turnover rate(1)                70.12%   297.81%   405.88%   787.66%  128.31%  395.42%

(1) Not annualized for periods of less than one full year.
(2) Annualized for periods of less than one full year.

See accompanying notes to financial statements.

Financial Highlights
Ratios/Supplementary Data for the Six Months Ended June 30, 2002 (unaudited)
and Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------


Utilities Portfolio

                                                 2002      2001     2000    1999    1998    1997
                                               --------  --------  ------- ------- ------- -------
Total Return(1)                                 (22.05%)  (13.65%)  21.81%  21.81%  10.33%  30.41%

Net assets, end of period ($000)               $ 27,154  $ 35,927  $30,890 $18,051 $13,220 $10,670
Ratio of net expenses to average net assets(2)    1.17%     1.17%    1.29%   1.35%   1.44%   1.60%
Ratio of net investment income to average net
  assets(2)                                       2.62%     2.23%    1.74%   1.94%   1.73%   1.79%
Ratio of expenses to average net assets before
  reductions(2)                                   1.26%     1.25%    1.30%   1.35%   1.46%   1.65%
Portfolio turnover rate(1)                       17.75%    22.74%   37.07%  69.20%  51.36%  41.22%

(1) Not annualized for periods of less than one full year.
(2) Annualized for periods of less than one full year.

See accompanying notes to financial statements.

Financial Highlights
Ratios/Supplementary Data for the Six Months Ended June 30, 2002 (unaudited)
 and Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------



Growth Stock Portfolio

                                                 2002      2001      2000    1999    1998     1997
                                               --------  --------  -------  ------- ------- --------

Total Return(1)                                 (13.55%)  (12.05%)  (8.33%)  22.72%  24.58%   31.15%
Net assets, end of period ($000)               $ 32,234  $ 40,302  $57,187  $65,217 $51,168 $ 33,394
Ratio of net expenses to average net assets(2)    1.24%     1.24%    1.10%    1.15%   1.25%    1.34%
Ratio of net investment income to average net
  assets(2)                                       0.22%     0.17%    0.29%    0.39%   0.77%    0.83%
Ratio of expenses to average net assets before
  reductions(2)                                   1.29%     1.26%    1.12%    1.16%   1.26%    1.34%
Portfolio turnover rate(1)                       25.11%    36.99%   58.03%   51.22%  79.98%  129.79%

(1) Not annualized for periods of less than one full year.
(2) Annualized for periods of less than one full year.

See accompanying notes to financial statements.

Financial Highlights
Ratios/Supplementary Data for the Six Months Ended June 30, 2002 (unaudited)
and Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------


International Equity Portfolio

                                                                 2002    2001*
                                                               -------  -------

Total Return(1)
                                                                (0.78%)
                                                                          2.49%
Net assets, end of period ($000)                               $24,368  $21,816
Ratio of net expenses to average net assets(2)                   1.56%    1.54%
Ratio of net investment income (loss) to average net assets(2)   0.77%   (0.86%)
Ratio of expenses to average net assets before reductions(2)     1.56%    1.54%
Portfolio turnover rate(1)                                      13.77%   94.20%

(1) Not annualized for periods of less than one full year.
(2) Annualized for periods of less than one full year.
*   Commenced operations on November 2, 2001.

See accompanying notes to financial statements.

Notes to Financial Statements
June 30, 2002 (unaudited)
--------------------------------------------------------------------------------


1. Organization and Significant Accounting Policies

Each fund of the Meeder Advisor Funds Trust (formerly the Flex-Partners Trust) (the "Trust") invests all of its investable assets in a corresponding open-end management investment company (each a "Portfolio"; collectively the "Portfolios") having the same investment objective as the fund. Each Portfolio is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-ended management investment company, which was organized as a trust under the laws of the State of New York. For federal income tax purposes, the Portfolios qualify as partnerships, and each investor in the corresponding Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses, and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass-through" entity, the Portfolios pay no income dividends or capital gain distributions. The investment objective of each Portfolio is as follows:

   The Asset Allocation Portfolio (formerly Mutual Fund Portfolio) seeks growth of capital by investing primarily in other growth mutual funds that are not affiliated with the portfolio.

   The Utilities Portfolio (formerly Utilities Stock Portfolio) seeks current income and growth of income by investing primarily in equity securities of domestic and foreign public utility companies; however, the Portfolio will not invest in electric utilities that generate power from nuclear reactors. The Portfolio also seeks capital appreciation, but only when consistent with its primary investment objective.

   The Growth Stock Portfolio seeks growth of capital by investing in a diversified portfolio of domestic common stocks with greater than average growth characteristics selected primarily from the Standard & Poor's 500 Composite Stock Price Index. Current income is not a primary objective.

   The International Equity Portfolio seeks long-term growth from investing primarily in equity securities of foreign issuers.

Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation. For all Portfolios, except International Equity Portfolio, securities that are traded on stock exchanges are valued at the last sales price as of the close of business of the New York Stock Exchange on the day of valuation or, lacking any sales, at the closing bid prices. Securities traded over-the-counter are valued at the most recent bid price or yield equivalent as obtained from one or more dealers that make markets in such securities. Mutual funds are valued at the daily redemption value as reported by the underlying fund. The Portfolios obtain prices from independent pricing services that use valuation techniques approved by the Board of Trustees ("Trustees").

Money market securities held in the Portfolios maturing more than sixty days after the valuation date are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued within sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing within sixty days from their date of acquisition are valued at amortized cost.

Securities owned by International Equity Portfolio are valued at 3:00 pm Eastern Time based on the last sales price, or, lacking any sales, at the closing bid prices. These prices are obtained from independent pricing services that use valuation techniques approved by the Trustees. If prices cannot be obtained through independent pricing services, methods of valuation are used that have been approved by the Trustees.

Foreign currency translation. Accounting records of the Funds are maintained in U.S. dollars. The value of securities, other assets and liabilities of International denominated in foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in market prices of securities held.

Forward currency contracts. International may enter into forward foreign currency exchange contracts ("forwards") for purposes of hedging against either specific transactions or portfolio positions. Forwards are agreements between two parties to exchange currencies at a set price on a future date. The market value of forwards fluctuates with changes in currency exchange rates. The forward is marked-to-market daily, and the change in market value is recorded by International as unrealized appreciation or depreciation. When the forward is offset by entry into a closing transaction or extinguished by delivery of the currency, International records a realized gain or loss equal to the fluctuation in value during the period the forward was open. Risks may arise upon entering forwards from the potential inability of counterparties to meet the terms of the forwards or from unanticipated fluctuations in the value of the foreign currency relative to the U.S. dollar.

Repurchase agreements. Each Portfolio may engage in repurchase agreement transactions whereby the Portfolio takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Portfolio and an obligation of the Portfolio to resell the instrument at an agreed upon price and term. At all times, the Portfolio maintains the value of collateral, including accrued interest, at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Portfolios may be delayed or limited.

Futures & options. Each Portfolio may engage in transactions in financial futures contracts and options contracts in order to manage the risk of unanticipated changes in market values of securities held in the portfolio, or which it intends to purchase. Such transactions may be considered trading activity under GAAP. The expectation is that any gain or loss on such transactions will be substantially offset by any gain or loss on the securities in the underlying portfolio or on those that are being considered for purchase.

To the extent that the Portfolio enters into futures contracts on an index or group of securities, the Portfolio exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the market value of the index. Upon entering into a futures contract, the Portfolio is required to deposit an initial margin, which is either cash or securities in an amount equal to a certain percentage of the contract value. Subsequently, the variation margin, which is equal to changes in the daily settlement price or last sale price on the exchanges where they trade, is received or paid. The Portfolios record realized gains or losses for the daily variation margin.

Call and put option contracts involve the payment of a premium for the right to purchase or sell an individual security or index aggregate at a specified price until the expiration of the contract. Such transactions expose the Portfolio to the loss of the premium paid if the Portfolio does not sell or exercise the contract prior to the expiration date. In the case of a call option, sufficient cash or money market instruments will be segregated to complete the purchase. Options are valued on the basis of the daily settlement price or last sale on the exchanges where they trade and the changes in value are recorded as an unrealized appreciation or depreciation until closed, exercised or expired.

The Portfolios may write covered call or put options for which premiums received are recorded as liabilities and are subsequently adjusted to current market value of the options written. When written options are closed or exercised, premiums received are offset against the proceeds paid, and the Portfolio records realized gains or losses for the difference. When written options expire, the liability is eliminated, and the Portfolio records realized gains for the entire amount of premiums received.

Federal income taxes. The Portfolios will be treated as partnerships for federal income tax purposes. As such, each investor in the Portfolios will be subject to taxation on its share of the Portfolios' ordinary income and capital gains. It is each Portfolio's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to it. Therefore, no federal income tax provision is required.

Other. The Portfolios record security transactions on the trade date. Gains and losses realized from the sale of securities are determined on the specific identification basis, except for International Equity Portfolio that calculates realized gains and losses from sales of investments on the first-in first-out basis. Dividend income is recognized on the ex-dividend date, and interest income (including amortization of premium and accretion of discount) is recognized as earned.

Under a Deferred Compensation Plan (the "Plan"), non-interested Trustees may elect to defer receipt of a portion of their annual compensation. Under the Plan, deferred amounts are invested in the shares of The Flex-funds and the Meeder Advisor Funds. Deferred amounts remain in the Portfolios until distributed in accordance with the Plan.

With the exception of International Equity Portfolio, each Portfolio has pledged as collateral a U.S. Government Security, cash or other high-grade debt security solely for the benefit of ICI Mutual Insurance Co. for the Portfolios' fidelity bond coverage.

2. Investment Transactions

For the six months ended June 30, 2002, the cost of purchases and proceeds from sales or maturities of long-term investments for the Portfolios were as follows:

                                             Purchases     Sales
                                            ----------- -----------
             Asset Allocation Portfolio     $33,408,534 $70,842,258
             Utilities Portfolio              5,963,966   5,562,980
             Growth Stock Portfolio           8,890,184  13,147,362
             International Equity Portfolio   3,231,298   4,566,964

As of June 30, 2002, the aggregate cost basis of investments and unrealized appreciation (depreciation) for federal income tax purposes was as follows:

                               Cost basis                            Net unrealized
                                   of       Unrealized   Unrealized   appreciation
                               investments appreciation depreciation (depreciation)
                               ----------- ------------ ------------ --------------
Asset Allocation Portfolio     $55,702,687  $  443,384  $   (45,283)  $   398,101
Utilities Portfolio             32,873,040   2,291,212   (8,036,577)   (5,745,365)
Growth Stock Portfolio          36,669,330   3,553,428   (8,028,085)   (4,474,657)
International Equity Portfolio  25,175,792   1,823,529   (3,827,948)   (2,004,419)

3. Investment Advisory Fees and Other Transactions With Affiliates

Meeder Asset Management, Inc. (formerly R. Meeder & Associates) ("MAM"), a wholly-owned subsidiary of Meeder Financial, Inc. (formerly Muirfield Investors, Inc.) ("Meeder"), provides each Portfolio with investment management, research, statistical and advisory services. Under separate Investment Subadvisory Agreements with MAM, Miller/Howard Investments, Inc. ("Miller/Howard"), Sector Capital Management, L.L.C. ("Sector Capital"), and CGU Fund Management ("CGU") serve as subadvisors of the Utilities Portfolio, Growth Stock Portfolio, and International Equity Portfolio, respectively. Sub-subadvisors, selected by Sector Capital, subject to the review and approval of the Trustees of the Growth Stock Portfolio, are responsible for the selection of individual portfolio securities for the assets of the Portfolio assigned to them by Sector Capital.

For such services each Portfolio, except International Equity Portfolio, pays a fee at the following annual rates: 1.00% of average daily net assets up to $50 million, 0.75% of average daily net assets exceeding $50 million up to $100 million and 0.60% of average daily net assets exceeding $100 million. The International Equity Portfolio pays a fee at an annual rate of 1.00% of average daily net assets. As subadvisor to the Utilities Portfolio, Miller/Howard is paid 0.00% of the 1.00% of average daily net assets up to $10 million, 0.40% of the 1.00% of average daily net assets exceeding $10 million up to $50 million, 0.40% of the 0.75% of average daily net assets exceeding $50 million up to $60 million, 0.30% of the 0.75% of average daily net assets exceeding $60 million up to $100 million and 0.25% of the 0.60% of average daily net assets exceeding $100 million. As subadvisor to the Growth Stock Portfolio, Sector Capital is paid 0.30% of the 1.00% of average daily net assets up to $25 million, 0.70% of the 1.00% of average daily net assets exceeding $25 million up to $50 million, 0.40% of the 0.75% of average daily net assets exceeding $50 million up to $100 million and 0.35% of the 0.60% of average daily net assets exceeding $100 million. Sector Capital pays all sub-subadvisors 0.25% on all average net assets. As subadvisor to the International Equity Portfolio, CGU is paid 1.00% of the 1.00% of average daily net assets up to $10 million, 0.30% of the 1.00% of average daily net assets exceeding $10 million up to $20 million, and 0.65% of the 1.00% of average daily net assets exceeding $20 million.

Adviser Dealer Services, Inc. ("ADS"), an affiliated broker-dealer of MAM, received distribution fees from underlying holdings of the Asset Allocation Portfolio. ADS deposits these fees back into the Portfolio in an effort to reduce expenses. During the six months ended June 30, 2002, ADS deposited $11,737 of distribution fees received into the Asset Allocation Portfolio.

Also, ADS has an arrangement with the Utilities Portfolio and Growth Stock Portfolio whereby a portion of the commissions received from security trades directed through it will be used to help pay expenses of the aforementioned Portfolios. For the six months ended June 30, 2002, ADS received $5,835 and $3,465 in commissions in connection with the purchase and sale of investments for the Utilities Portfolio and Growth Stock Portfolio, respectively. For the same time period ADS paid $15,646 and $7,469 of the Utilities Portfolio and Growth Stock Portfolio, respectively, expenses under this arrangement.

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of Meeder, serves as accounting services agent for each Portfolio, except International Equity Portfolio. In compensation for such services, each Portfolio pays MFSCo an annual fee equal to the greater of:

    a. 0.15% of the first $10 million of average daily net assets, 0.10% of the next $20 million of average daily net assets, 0.02% of the next $50 million of average daily net assets, and 0.01% in excess of $80 million of average daily net assets,

       or

    b. $7,500 for each Portfolio.

Trustees and Officers
--------------------------------------------------------------------------------

Certain trustees and officers of the Portfolios are also officers or directors of Meeder, MAM and MFSCo. The Trustees oversee the management of the Trust and the Portfolios and elect their officers. The officers are responsible for the Portfolios' day-to-day operations. The Trustees' and officers' names, addresses, years of birth, positions held with the Trust, and length of service as a Meeder Advisor Funds Trustee are listed below. Also included is each Board member's principal occupation during, at least, the past five years. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Except as otherwise shown, all persons named as Trustees also serve in similar capacities for all other mutual funds advised by MAM, including Meeder Advisor Funds, The Flex-funds, and the corresponding portfolios of Meeder Advisor Funds and The Flex-funds (collectively, the "Fund Complex"). Those Trustees who are "interested persons", as defined in the 1940 Act, by virtue of their affiliation with the Fund Complex are indicated by an asterisk (*).

Name, Address(1), and Year of                                             Principal Occupation
Birth                          Position and Length of Service(2)         During Past Five Years
-----------------------------  --------------------------------- ---------------------------------------
Robert S. Meeder, Sr.*         Trustee and President             Chairman of Meeder Asset
Year of Birth: 1929                                              Management, Inc., an investment
                                                                 advisor; Chairman and Director of
                                                                 Mutual Funds Service Co., the Fund
                                                                 Complex's transfer agent; Director of
                                                                 Adviser Dealer Services, Inc., the
                                                                 Fund Complex's Distributor.

Milton S. Bartholomew          Trustee                           Retired; formerly a practicing attorney
Year of Birth: 1929                                              in Columbus, Ohio; member of the
                                                                 Fund Complex's Audit Committee.

Roger D. Blackwell             Trustee                           Professor of Marketing and Consumer
Year of Birth: 1940                                              Behavior, The Ohio State University;
                                                                 President of Blackwell Associates,
                                                                 Inc., a strategic consulting firm.

Robert S. Meeder, Jr.*         Trustee and Vice President        President of Meeder Asset
Year of Birth: 1961                                              Management, Inc.

Walter L. Ogle                 Trustee                           Retired; formerly Executive Vice
Year of Birth: 1937                                              President of Aon Consulting, an
                                                                 employee benefits consulting group;
                                                                 member of the Fund Complex's Audit
                                                                 Committee.

Charles A. Donabedian          Trustee                           President, Winston Financial, Inc.,
Year of Birth: 1943                                              which provides a variety of marketing
                                                                 consulting services to investment
                                                                 management companies; CEO,
                                                                 Winston Advisors, Inc., an investment
                                                                 advisor; member of the Fund
                                                                 Complex's Audit Committee.

James W. Didion                Trustee                           Retired; formerly Executive Vice
Year of Birth: 1930                                              President of Core Source, Inc., an
                                                                 employee benefit and Workers'
                                                                 Compensation administration and
                                                                 consulting firm (1991 -- 1997).

Jack W. Nicklaus               Trustee                           Designer, Nicklaus Design, a golf
Year of Birth: 1961                                              course design firm and division of The
                                                                 Nicklaus Companies.

(1) The address of each Trustee is 6000 Memorial Drive, Dublin, OH 43017.
(2) Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.
* Robert S. Meeder, Sr. is deemed an "interested person" of the Trust by virtue of his position as Chairman of Meeder Asset Management, Inc., the Advisor of the Portfolio. Robert S. Meeder, Jr. is deemed an "interested person" of the Trust by virtue of his position as President of Meeder Asset Management, Inc., the Advisor of the Portfolio.

Manager and Investment Advisor:
Meeder Asset Management
6000 Memorial Drive
P.O. Box 7177
Dublin, Ohio 43017

Subadvisor/The Utilities Portfolio
Miller/Howard Investments, Inc.
141 Upper Byrdcliffe Road, P.O. Box 549
Woodstock, New York 12498

Subadvisor/The Growth Stock Portfolio
Sector Capital Management L.L.C.
51 Germantown Court, Suite 309
Cordova, TN 38018

Subadvisor/The International Equity Portfolio
CGU Fund Management
No. I Poultry
London, England EC2R 8EJ

Board of Trustees
Milton S. Bartholomew
Dr. Roger D. Blackwell
James Didion
Charles Donabedian
Robert S. Meeder,Sr.
Robert S. Meeder, Jr.
Jack Nicklaus II
Walter L. Ogle

Custodian
U.S. Bank, N.A.
Cincinnati, Ohio 45201

Transfer Agent Dividend Disbursing Agent
Mutual Funds Service Co.
6000 Memorial Drive
Dublin, Ohio 43017

Auditors
KPMG LLP
Columbus, Ohio 43215

Meeder

  Advisor Funds

  6000 Memorial Drive, Dublin Ohio, 43017

  Call Toll Free 800-494-3539

  Local 614-766-7074 Fax 614-766-6669

  Distributed by Adviser Dealer Services, Inc.